Securities Act File No. 333-

As filed with the Securities and Exchange Commission on November 14, 2011

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

TRANSAMERICA Funds

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on December 14, 2011 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA WMC DIVERSIFIED GROWTH

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA WMC DIVERSIFIED EQUITY

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Funds

570 Carillon Parkway

St. Petersburg, Florida 33716

[    ], 2011

Dear Shareholder:

The Board of your Transamerica fund has approved the reorganization of your fund into another Transamerica fund. The reorganization is expected to occur on or about February 10, 2012. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica fund, and you will receive shares of the destination fund equal in value to your shares of your current Transamerica fund.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined information statement/prospectus, which contains information about the destination fund, including its investment objective, strategies, risks, performance, fees and expenses.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ John K. Carter

John K. Carter
President and Chief Executive Officer
Chairman of the Board
Transamerica Asset Management Group

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [__], 2011

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA WMC DIVERSIFIED GROWTH

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA WMC DIVERSIFIED EQUITY

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

Shares of the Destination Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Destination Funds that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated [    ], 2011 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Funds, an open-end management investment company organized as a Delaware statutory trust (each, a “Target Fund,” and together the “Target Funds”) into certain other series of Transamerica Funds (each, a “Destination Fund,” and together the “Destination Funds”). The Information Statement/Prospectus is being mailed to Target Fund shareholders on or about [            ], 2011.

The Board of Trustees of Transamerica Funds (the “Board” or the “Trustees”) has determined that the Reorganizations are in the best interests of each Target Fund and Destination Fund. A copy of the form of Agreement and Plan of Reorganization for each Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Fund and corresponding Destination Fund involved in each Reorganization, (b) the corresponding Destination Fund shares that each Target Fund shareholder will receive, and (c) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization begins. The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Fund & Shares	Destination Fund & Shares	Page
1	Transamerica WMC Diversified Growth Class A Class B(1) Class C Class I(2) Class I2 Class T(1)	Transamerica WMC Diversified Equity Class A Class B(1) Class C Class I Class I2 Class T(1), (3)	3
2	Transamerica Morgan Stanley Mid-Cap Growth Class I2	Transamerica Morgan Stanley Growth Opportunities Class I2	15
(1)	Not available to new investors.
(2)	Immediately prior to the Reorganization, Class P shares of Transamerica WMC Diversified Growth will be converted into Class I shares.
(3)	Class T shares of Transamerica WMC Diversified Equity are newly offered.

Please read this Information Statement/Prospectus, including Exhibit A, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Fund’s Reorganization.

The date of this Information Statement/Prospectus is [    ], 2011

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Fund’s Prospectus and Statement of Additional Information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information
Each Fund’s current prospectus and statement of additional information, including any applicable supplements thereto.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-888-233-4339 or by visiting our website at www.transamericainvestments.com (select “Individual” then “Prospectus & Reports”).

Each Fund’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-888-233-4339 or by visiting our website at www.transamericainvestments.com (select “Individual” then “Prospectus & Reports”).

A statement of additional information for this Information Statement/Prospectus, dated [ ], 2011 (the “SAI”). The SAI contains additional information about the Target Funds and the Destination Funds.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-888-233-4339 or by visiting our website at www.transamericainvestments.com (select “Individual” then “Prospectus & Reports”). The SAI (File No. 033-02659) is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/ Prospectus.	Call our toll-free telephone number: 1-888-233-4339.

The current Prospectus for the Class A, B, C, I and T shares of Transamerica WMC Diversified Growth (File No. 033-02659), dated March 1, 2011, as supplemented March 22, 2011, as supplemented through October 14, 2011, is incorporated by reference into this Information Statement/Prospectus. The current Prospectus for the Class I2 shares of each Target Fund (File No. 033-02659), dated March 1, 2011, as supplemented March 22, 2011, as supplemented through October 14, 2011, is incorporated by reference into this Information Statement/Prospectus. The current Statement of Additional Information (File No. 033-02659), dated March 1, 2011 as amended and restated October 31, 2011, is incorporated by reference into this Information Statement/Prospectus.

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Funds’ prospectuses carefully for more complete information.

How will the Reorganizations Work?

•

Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

•

For Reorganization 1, on the closing date of the Reorganization (the “Closing Date”), the Target Fund will receive Class A shares, Class B shares, Class C shares, Class I shares, Class I2 shares and Class T shares of the Destination Fund having a net asset value equal to the aggregate net asset value of the Target Fund’s Class A shares, Class B shares, Class C shares, Class I shares, Class I2 shares and Class T shares, respectively.

•

For Reorganization 2, on the Closing Date, the Target Fund will receive Class I2 shares of the Destination Fund having a net asset value equal to the aggregate net asset value of the Target Fund’s Class I2 shares.

•

Shares of the corresponding class of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the corresponding Destination Fund with the same aggregate net asset value as their holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of a Reorganization. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•

Following the Reorganizations, (i) Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Portfolio; (ii) Morgan Stanley Investment Management Inc. (“MSIM”) will continue to serve as sub-adviser to Transamerica Morgan Stanley Growth Opportunities; and (iii) Wellington Management Company, LLP (“WMC”) will continue to serve as sub-adviser to Transamerica WMC Diversified Equity.

•

The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Why did the Board Approve the Reorganizations?

In approving the Reorganization of your Target Fund, the Board, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Funds, the Destination Funds, TAM or Transamerica Capital, Inc. (“TCI”), the Funds’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Fund and will not dilute the interests of the existing shareholders of your Target Fund. The Board has made this determination based on various factors, which include those that are discussed in this Information Statement/Prospectus in the section entitled “Reasons for the Proposed Reorganization.”

The Board also serves as the Board of each corresponding Destination Fund. The Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Fund. The Board has determined that the Reorganization is in the best interests of such Destination Fund and that the interests of the Destination Fund’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $153,000. This cost will be borne by the Target Funds (and ultimately the shareholders of the Target Funds).

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Fund and corresponding Destination Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, your Target Fund will recognize gain or loss as a direct result of the Reorganization of your Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid Fund-level taxes, each Target Fund will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date, to its shareholders shortly before the applicable Reorganization. If you hold shares in a Target Fund when it makes such a distribution, the distribution may affect the amount, timing and character of taxable income that you realize in respect of your Target Fund shares. Each Destination Fund may make a comparable distribution to its shareholders shortly before the applicable Reorganization. In addition, following the Reorganization, the corresponding Destination Fund will declare and pay to its shareholders by the end of 2011 (or shortly thereafter) a distribution of any remaining income and gains. All such distributions generally will be taxable to the shareholders. For more information, see “Tax Status of Each Reorganization” in this Information Statement/Prospectus.

REORGANIZATION 1

TRANSAMERICA WMC DIVERSIFIED GROWTH

(the “Target Fund”)

AND

TRANSAMERICA WMC DIVERSIFIED EQUITY

(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not included in the summary. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled, “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In the Reorganization, the Destination Fund will issue a number of shares of each class shown in the following table to the Target Fund, having an aggregate net asset value equal to the aggregate net asset value of the corresponding class of Target Fund shares as shown in the following table:

Target Fund & Shares	Destination Fund & Shares
Transamerica WMC Diversified Growth Class A Class B(1) Class C Class I(2) Class I2 Class T(1)	Transamerica WMC Diversified Equity Class A Class B(1) Class C Class I Class I2 Class T(1), (3)
(1)	Not available to new investors.
(2)

Immediately prior to the Reorganization, Class P shares of the Target Fund will be converted into Class I shares. Upon the conversion, each Class P shareholder of the Target Fund will own Class I shares of the Target Fund having the same aggregate value as their Class P shares. It is anticipated that the conversion of Class P shares into Class I shares will be tax-free for Target Fund shareholders.

(3)	Class T shares of the Destination Fund are newly offered.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

The Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have substantially similar investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the applicable Target Fund.

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity
Investment Objective	Seeks to maximize long-term growth.
Principal Investment Strategies and Policies

The fund invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek diversified sources of return from these criteria.

The fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses

The fund invests, under normal circumstances, at least 80% of its net assets in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek diversified sources of return from these criteria.

The fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity

what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Investment Adviser	TAM
Sub-Adviser	Wellington Management Company, LLP (“WMC”)
Portfolio Managers	Paul E. Marrkand, CFA, Portfolio Manager
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.
Net Assets (as of August 31, 2011)	$1,179,080,220	$661,247,679

Classes of Shares, Fees and Expenses

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity
Class A, Class B, Class C and Class T Sales Charges and Fees

Class A shares are subject to a maximum initial sales charge of 5.50%. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

Class B shares are subject to a maximum deferred sales charge of 5.00%, which declines during the first 5 years of purchase (5% in the1st year; 4% in the 2nd year; 3% in the 3rd year; 2% in the 4th year; 1% in the 5th year; 0% in the 6th year and later).

Class C shares are subject to maximum deferred sales charge of 1.00% if redeemed during the first 12 months of purchase.

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity

Class T shares are subject to a maximum initial sales charge of 8.50%. Certain purchases of Class T shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase. Class T shares are not subject to distribution and service (12b-1) fees. Class T shares are not available to new investors.

Class A shares, Class B shares and Class C shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.35% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares.

Class I and Class I2 Sales Charges and Fees

Class I and I2 shares are offered without an initial sales charge.

Class I and I2 shares are not subject to a contingent deferred sales charge.

Class I and I2 shares are not subject to distribution and service (12b-1) fees.

Advisory Fees

TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.73% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

	For the fiscal year ended October 31, 2010, the Fund paid a management fee of 0.71% of the Fund’s average daily net assets.	For the fiscal year ended October 31, 2010, the Fund paid a management fee of 0.72% of the Fund’s average daily net assets.
Sub-adviser fees

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) of 0.28% of the first $2 billion; 0.25% over $2 billion up to $5 billion; and 0.225% in excess of $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica WMC Diversified Equity, Transamerica WMC Diversified Equity VP, Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by WMC.

	For the fiscal year ended October 31, 2010, TAM paid a sub-advisory fee of 0.25% of the Fund’s average daily net assets.	For the fiscal year ended October 31, 2010, TAM paid a sub-advisory fee of 0.26% of the Fund’s average daily net assets. These fees were paid to the Fund’s previous sub-adviser.
Fee Waiver and Expense Limitations

Contractual arrangements have been made with TAM through [March 1, 2013], to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.17%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment objectives and principal investment strategies and policies, they are subject to substantially similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Funds is you could lose money. You should carefully assess the risks associated with an investment in the Funds.

Each Fund is subject to the following principal risks:

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

•

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

•	Focused Investing – To the extent the fund invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

The Destination Fund is subject to the following additional principal risk:

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of Class A shares of each Fund has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s Class A shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on a Fund’s expenses, performance would have been lower. The Target Fund’s Class B, Class C, Class I, Class I2 and Class T shares and the Destination Fund’s Class B, Class C, Class I and Class I2 shares will have different performance from that shown in the bar charts below because they have different expenses than Class A shares. No performance information is presented for Class T shares of the Destination Fund because Class T shares are newly offered. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericainvestments.com (select “Individual” then “Prospectus & Reports”).

Transamerica WMC Diversified Growth Annual Returns — Class A

(calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	6/30/2009	19.06%
Worst Quarter:	12/31/2008	-24.04%
Year-to-date return	9/30/2011	-6.97%

Average Annual Total Returns (periods ended December 31, 2010)1

	1 Year	5 Years	10 Years or Inception*
Class A (commenced operations on March 1, 2000)
Return before taxes	10.29%	-0.48%	0.52%
Return after taxes on distributions[2]	10.29%	-0.48%	0.48%
Return after taxes on distributions and sale of fund shares[2]	6.69%	-0.40%	0.44%
Class B (Return before taxes only) (commenced operations on March 1, 2000)	10.94%	-0.27%	0.49%
Class C (Return before taxes only) (commenced operations on November 11, 2002)	14.86%	0.00%	6.82%
Class I (Return before taxes only) (commenced operations on November 30, 2009)	17.20%	N/A	19.54%
Class I2 (Return before taxes only) (commenced operations on November 15, 2005)	17.57%	1.36%	1.63%
Class T (Return before taxes only) (commenced operations on October 27, 2006)	7.37%	N/A	-2.24%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%

[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

[2]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

*	Fund returns are for past 10 years or since inception, whichever is less. Index returns are for 10 years or since inception of oldest share class, whichever is less.

Transamerica WMC Diversified Equity Annual Returns — Class A

(calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	6/30/2009	20.58%
Worst Quarter:	12/31/2008	-24.48%
Year-to-date return	9/30/2011	-8.93%

Average Annual Total Returns (periods ended December 31, 2010)1

	1 Year	10 Years or Inception*
Class A (commenced operations on November 13, 2009)
Return before taxes	11.87%	12.67%
Return after taxes on distributions[2]	11.70%	12.50%
Return after taxes on distributions and sale of fund shares[2]	7.94%	10.78%
Class B (Return before taxes only) (commenced operations on November 13, 2009)	12.56%	14.22%
Class C (Return before taxes only) (commenced operations on November 13, 2009)	16.51%	17.63%
Class I (Return before taxes only) (commenced operations on November 30, 2009)	18.70%	22.07%
Class I2 (Return before taxes only) (commenced operations on November 13, 2009)	19.13%	19.24%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71%	18.46%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, or taxes)[3]	15.06%	16.00%
[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

[2]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

[3]

This index served as the benchmark for the fund prior to March 22, 2011, at which time it was replaced with the Russell 1000® Growth Index. This benchmark index change was made to more accurately reflect the principal strategies of the fund.

*	Fund returns are for past 10 years or since inception, whichever is less. Index returns are for 10 years or since inception of oldest share class, whichever is less.

The Funds’ Fees and Expenses

Shareholders of the Target Fund and the Destination Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2011. The tables also show the pro forma expenses of the combined fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2011. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)
	Class A			Class B
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	5.50%	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None	5.00%	5.00%	5.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.71%	0.72%	0.71%	0.71%	0.72%	0.71%
Distribution and service (12b-1) fees	0.35%	0.35%	0.35%	1.00%	1.00%	1.00%
Other Expenses	0.47%	0.63%	0.49%	0.57%	0.68%	0.58%
Total Annual Fund Operating Expenses	1.53%	1.70%	1.55%	2.28%	2.40%	2.29%
Expense Reduction	0.01%(1)	0.18%(1)	0.03%(1)	0.11%(1)	0.23%(1)	0.12%(1)
Net Annual Fund Operating Expenses	1.52%	1.52%	1.52%	2.17%	2.17%	2.17%

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)
	Class C			Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	1.00%	1.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.71%	0.72%	0.71%	0.71%	0.72%	0.71%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%	None	None	None
Other Expenses	0.50%	0.56%	0.50%	0.31%	0.80%	0.19%
Total Annual Fund Operating Expenses	2.21%	2.28%	2.21%	1.02%	1.52%	0.90%
Expense Reduction	0.04%(1)	0.11%(1)	0.04%(1)	0.00%(1)	0.35%(1)	0.00%(1)
Net Annual Fund Operating Expenses	2.17%	2.17%	2.17%	1.02%	1.17%	0.90%

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)
	Class I2			Class T
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	8.50%	N/A(2)	8.50%
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None	None	N/A(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.71%	0.72%	0.71%	0.71%	N/A(2)	0.71%
Distribution and service (12b-1) fees	None	None	None	None	N/A(2)	None
Other Expenses	0.08%	0.08%	0.07%	0.07%	N/A(2)	0.06%
Total Annual Fund Operating Expenses	0.79%	0.80%	0.78%	0.78%	N/A(2)	0.77%

(1) Contractual arrangements have been made with TAM through [March 1, 2013], to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.17%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses.

(2) Because Class T shares are newly offered, no fee and expense information is available for Class T shares for the twelve-month period ended April 30, 2011.

The hypothetical examples below help you compare the cost of investing in each Fund. Each example assumes that:

•	you invest $10,000 in each Fund;
•	you reinvest all dividends and distributions without a sales charge;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and
•	each Fund’s operating expenses remain the same.

Each example also assumes no fees for IRA accounts, if applicable. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and do not represent the Funds’ actual expenses or returns, either past or future. Because actual return and expenses will be different, the examples are for comparison only.

If the shares are redeemed at the end of each period:

Number of Years You Own your Shares	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)
Class A
Year 1	$696	$696	$696
Year 3	$1,006	$1,040	$1,010
Year 5	$1,337	$1,406	$1,346
Year 10	$2,272	$2,434	$2,292
Class B
Year 1	$720	$720	$720
Year 3	$1,002	$1,027	$1,004
Year 5	$1,310	$1,360	$1,314
Year 10	$2,419	$2,545	$2,431
Class C
Year 1	$320	$320	$320
Year 3	$687	$702	$687
Year 5	$1,181	$1,210	$1,181
Year 10	$2,541	$2,607	2,541
Class I
Year 1	$104	$119	$92
Year 3	$325	$446	$287
Year 5	$563	$796	$498
Year 10	$1,248	$1,783	$1,108
Class I2
Year 1	$81	$82	$80
Year 3	$252	$255	$249
Year 5	$439	$444	$433
Year 10	$978	$990	$966
Class T
Year 1	$923	N/A	$922
Year 3	$1,078	N/A	$1,075
Year 5	$1,246	N/A	$1,241
Year 10	$1,734	N/A	$1,723

If the shares are not redeemed:

Number of Years You Own your Shares	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Combined Transamerica WMC Diversified Equity (Pro Forma)
Class B
Year 1	$220	$220	$220
Year 3	$702	$727	$704
Year 5	$1,210	$1,260	$1,214
Year 10	$2,419	$2,545	$2,431
Class C
Year 1	$220	$220	$220
Year 3	$687	$702	$687
Year 5	$1,181	$1,210	$1,181
Year 10	$2,541	$2,607	2,541

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s fiscal year ended October 31, 2010, the portfolio turnover rate was 167% of the average value of the Target Fund’s portfolio. During the Destination Fund’s fiscal year ended October 31, 2010, the portfolio turnover rate was 79% of the average value of the Destination Fund’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The same Board oversees the Destination Fund, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

General Considerations

•

The Trustees considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Trustees noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than either the Target Fund or the Destination Fund is individually, given that the Funds currently have essentially the same investment characteristics and thereby compete with each other for assets. The Trustees also noted that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganization, as well as projected expense ratios of the Destination Fund following the Reorganization.

•

The Trustees also considered that the anticipated pro forma gross expense ratio of each class of shares of the combined Destination Fund compared to the historical gross expense ratio of the corresponding class of shares of the Target Fund. The Trustees considered that TAM has contractually undertaken, through March 1, 2013, to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of corresponding classes of the Destination Fund exceed certain operating levels and noted that the Destination Fund’s expense cap is the same as the expense cap for the Target Fund.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Fund.

Investment Performance

•

The Trustees considered the relative investment performance of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each Fund are combined. The Trustees considered that the performance of Class A of the Destination Fund was lower than that of Class A of the Target Fund for the 1-year period ended August 31, 2011.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganization for federal income tax purposes.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund. In this regard, the Trustees noted that the assets of the Funds are managed in accordance with essentially the same investment strategies.

•	The Trustees considered that TAM is the adviser to the Target Fund and the Destination Fund and that WMC is the sub-adviser to the Target Fund and the Destination Fund.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Fund and Destination Fund have the same valuation policies and procedures.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of October 31, 2011 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between October 31, 2011 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Pro Forma Adjustments	Combined
Net Assets
Class A	$375,267,449	$77,247,865	$(42,590) (A)	$452,472,724
Class B	$21,557,393	$5,419,030	$(2,447) (A)	$26,973,976
Class C	$33,117,649	$13,401,837	$(3,759) (A)	$46,515,727
Class I	$5,954,447	$1,135,994	$374,546,386 (A)	$381,636,827
Class I2	$370,140,383	$291,513,143	$(42,008) (A)	$661,611,518
Class P	$200,090,407	$174,479,363	$(374,569,770)	$-

Class T	$86,460,111	$-	$(9,812) (A)	$86,450,299
Total Fund	$1,092,587,839	$563,197,232	$(124,000) (A)	$1,655,661,071

NAV
Class A	$9.41	$14.64	$(9.41)	$14.64
Class B	$8.64	$14.57	$(8.64)	$14.57
Class C	$8.68	$14.55	$(8.68)	$14.55
Class I	$9.72	$14.74	$(9.72)	$14.74
Class I2	$9.70	$14.73	$(9.70)	$14.73
Class P	$9.43	$14.68	$(24.11)	$-
Class T	$26.71	$-	$-	$26.71

Shares
Class A	39,874,328	5,278,071	(14,236,509)	30,915,890
Class B	2,495,248	371,835	(1,016,218)	1,850,865
Class C	3,815,639	920,827	(1,540,411)	3,196,055
Class I	612,356	77,078	25,204,964	25,894,398
Class I2	38,176,691	19,795,710	(13,044,553)	44,927,848
Class P	21,224,330	11,888,604	(33,112,934)	-
Class T	3,236,423	-	(366)	3,236,057

(A) Pro Forma Adjustments are due to the cost of the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Reorganization 2.

REORGANIZATION 2

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH

(the “Target Fund”)

AND

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES

(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not included in the summary. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled, “Terms of Each Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganizations.

In the Reorganization, the Destination Fund will issue a number of its Class I2 shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class I2 shares.

The consummation of the Reorganization is not contingent on the consummation of any other Reorganization.

The Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have the same investment objectives, principal investment strategies and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the applicable Target Fund.

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities
Investment Objective	Seeks capital appreciation.
Principal Investment Strategies and Policies

The fund’s sub-adviser, Morgan Stanley Investment Management, Inc. (“MSIM”), under normal circumstances, invests at least 80% of the fund’s assets in common stocks of mid cap companies. MSIM seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2010 was between $752 million and $22.1 billion.

MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIM may invest up to 25% of the fund’s assets in securities of foreign companies, including emerging market securities. MSIM considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities

possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may invest in privately placed securities and initial public offerings.

The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Investment Adviser	TAM
Sub-Adviser	MSIM
Portfolio Managers

Dennis P. Lynch, Lead Portfolio Manager

David S. Cohen, Portfolio Manager

Sam G. Chainani, Portfolio Manager

Alexander T. Norton, Portfolio Manager

Jason C. Yeung, Portfolio Manager

Armistead B. Nash, Portfolio Manager

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.
Net Assets (as of August 31, 2011)	$289,804,657	$361,525,028

Classes of Shares, Fees and Expenses

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities
Class I2 Sales Charges and Fees

Class I2 shares are offered without an initial sales charge.

Class I2 shares are not subject to a contingent deferred sales charge.

Class I2 shares are not subject to distribution and service (12b-1) fees.

Advisory Fees

TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.80% of the first $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended October 31, 2010, the Fund paid a management fee of 0.80% of the Fund’s average daily net assets.

TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended October 31, 2010, the Fund paid a management fee of 0.79% of the Fund’s average daily net assets.

Sub-adviser fees

The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) of 0.40% of the first $1 billion; and 0.375% in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Morgan Stanley Growth Opportunities, Transamerica Morgan Stanley Growth Opportunities VP, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Mid-Cap Growth VP.

	For the fiscal year ended October 31, 2010, TAM	For the fiscal year ended October 31, 2010, TAM

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities
	paid a sub-advisory fee of 0.40% of the Fund’s average daily net assets. These fees were paid to the Fund’s previous sub-adviser.	paid a sub-advisory fee of 0.35% of the Fund’s average daily net assets. These fees were paid to the Fund’s previous sub-adviser.
Fee Waiver and Expense Limitations

Contractual arrangements have been made with TAM through March 1, 2012, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.00%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses.

Contractual arrangements have been made with TAM through March 1, 2012, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.40%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have the same investment objectives and principal investment strategies, they are subject to the same principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Funds is you could lose money. You should carefully assess the risks associated with an investment in the Funds.

Each Fund is subject to the following principal risks:

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

•

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the fund more volatile.

•	IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•	high volatility;
•	no track record for consideration;
•	securities may be illiquid; and
•	earnings are less predictable.

•

Market – The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S.

calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

REITs – When the fund invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

•

Rule 144A and Privately Placed Securities – Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

•

Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Class I2 shares of each Fund has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s Class I2 shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on a Fund’s expenses, performance would have been lower. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericainvestments.com (select “Individual” then “Prospectus & Reports”).

Transamerica Morgan Stanley Mid-Cap Growth Annual Returns — Class I2

(calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	6/30/2009	25.96%
Worst Quarter:	12/31/2008	-25.98%
Year-to-date return	9/30/2011	-3.81%

Average Annual Total Returns (periods ended December 31, 2010)1

	1 Year	5 Years	10 Years or Inception*
Class I2 (commenced operations on January 3, 2006)
Return before taxes	33.98%	N/A	8.49%
Return after taxes on distributions[2]	32.76%	N/A	7.93%
Return after taxes on distributions and sale of fund shares[2]	23.68%	N/A	7.21%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	26.38%	N/A	4.89%

[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

*	Fund and Index returns are for past 10 years or since inception, whichever is less.

Transamerica Morgan Stanley Growth Opportunities Annual Returns — Class I2

(calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	6/30/2009	20.47%
Worst Quarter:	12/31/2008	-23.67%
Year-to-date return	9/30/2011	1.28%

Average Annual Total Returns (periods ended December 31, 2010)1

	1 Year	5 Years	10 Years or Inception*
Class I2 (commenced operations on November 15, 2005)
Return before taxes	35.90%	7.19%	7.70%
Return after taxes on distributions[2]	35.80%	7.17%	7.68%
Return after taxes on distributions and sale of fund shares[2]	23.46%	6.23%	6.68%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	26.38%	4.88%	5.48%

[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

*	Fund and Index returns are for past 10 years or since inception, whichever is less.

The Funds’ Fees and Expenses

Shareholders of the Target Fund and the Destination Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2011. The tables also show the pro forma expenses of the combined fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2011. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities	Combined Transamerica Morgan Stanley Growth Opportunities (Pro Forma)
	Class I2
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%	0.79%	0.76%
Distribution and service (12b-1) fees	None	None	None
Other Expenses	0.06%	0.09%	0.07%
Total Annual Fund Operating Expenses	0.86%	0.88%	0.83%

The hypothetical examples below help you compare the cost of investing in each Fund. Each example assumes that:

•	you invest $10,000 in each Fund;
•	you reinvest all dividends and distributions without a sales charge;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and
•	each Fund’s operating expenses remain the same.

Each example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and do not represent the Funds’ actual expenses or returns, either past or future. Because actual return and expenses will be different, the examples are for comparison only.

Number of Years You Own your Shares	Transamerica Morgan Stanley Mid- Cap Growth	Transamerica Morgan Stanley Growth Opportunities	Combined Transamerica Morgan Stanley Growth Opportunities (Pro Forma)
Class I2
Year 1	$88	$90	$85
Year 3	$274	$281	$265
Year 5	$477	$488	$460
Year 10	$1,061	$1,084	$1,025

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s fiscal year ended October 31, 2010, the portfolio turnover rate was 50% of the average value of the Target Fund’s portfolio. During the Destination Fund’s fiscal year ended October 31, 2010, the portfolio turnover rate was 63% of the average value of the Destination Fund’s portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Trustees, has unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The same Board oversees the Destination Fund, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations.

General Considerations

•

The Trustees considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Trustees considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions for the benefit of shareholders.

•

The Trustees noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than either the Target Fund or Destination Fund is individually, given that the Funds currently have essentially the same investment characteristics and thereby compete with each other for assets. The Trustees also noted that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganization, as well as projected expense ratios of the Destination Fund following the Reorganization.

•

The Trustees also considered that the pro forma gross expense ratio of the Class I2 shares of the combined Destination Fund is expected to be lower than the historical gross expense ratio of the corresponding class of shares of the Target Fund. The Trustees considered that TAM has contractually undertaken, through March 1, 2012, to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of the Class I2 shares of the Destination Fund exceed certain operating levels. The Board noted that, although the

Destination Fund’s expense cap is higher than the expense cap of the Target Portfolio, the pro forma gross expense ratio of the combined Destination Fund is expected to be lower than the Target Fund’s expense cap.

•

The Trustees considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Fund.

Investment Performance

•

The Trustees considered the relative investment performance of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each Fund are combined. The Trustees considered that the performance of Class I2 of the Destination Fund was higher than that of Class I2 of the Target Fund for the 1-year period ended August 31, 2011, although it was lower than that of Class I2 of the Target Fund for the 3- and 5-year periods ended August 31, 2011.

Tax

•	The Trustees considered the expected tax-free nature of the Reorganization for federal income tax purposes.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund. In this regard, the Trustees noted that the assets of the Funds are managed in accordance with the same investment strategies.

•	The Trustees considered that TAM is the adviser to the Target Fund and the Destination Fund and that MSIM is the sub-adviser to the Target Fund and the Destination Fund.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Fund and Destination Fund have the same valuation policies and procedures.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of October 31, 2011 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between October 31, 2011 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica Morgan Stanley Mid Cap Growth	Transamerica Morgan Stanley Growth Opportunities	Pro Forma Adjustments		Combined
Net Assets
Class I2	$268,741,353	$113,093,107	$(29,000	)(A)	$381,805,460

NAV
Class I2	$13.07	$11.43	$(13.07)		$11.43

Shares
Class I2	20,560,294	9,890,837	2,940,668		33,391,799

(A) Pro Forma Adjustments are due to the cost of the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections below.

OTHER IMPORTANT INFORMATION

CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began on or before December 22, 2010 for a period of up to eight taxable years. Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began after December 22, 2010 for an unlimited number of taxable years.

As of October 31, 2010, the Funds had the following unused capital loss carryforwards (from taxable years that began on or before December 22, 2010):

Fund	Expiring in 2016	Expiring in 2017	Total
Transamerica Morgan Stanley Mid-Cap Growth	None	None	None
Transamerica WMC Diversified Growth	$58,264,000	$426,686,000	$484,950,000
Transamerica Morgan Stanley Growth Opportunities	$21,370,799	$25,331,989	$46,702,788
Transamerica WMC Diversified Equity	$21,678,524	$34,884,222	$56,562,746

Each Reorganization may result in limitations on the applicable Destination Fund’s ability, following the applicable Reorganization, to use carryforwards of the applicable Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the date of the applicable Reorganization) and potentially on that Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Those limitations are imposed on an annual basis and will apply to a Reorganization if the shareholders of the applicable Target Fund own less than 50% of the corresponding Destination Fund immediately after the Reorganization. Losses from taxable years that began on or before December 22, 2010 in excess of the limitation may be carried forward, subject to the overall eight-year limit. Losses from taxable years that began after December 22, 2010 in excess of the limitation may be carried forward without regard to the eight-year limit. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of that Reorganization.

If the shareholders that hold shares in a Destination Fund immediately prior to a Reorganization own less than 50% of the Destination Fund following the Reorganization, the Reorganization may result in limitations on the Destination Fund’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in any tax year that ended prior to the Reorganization or in its tax year that includes the applicable Reorganization, and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets held immediately prior to the Reorganization. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward. The annual limitation on the use of those carryforwards for periods following each Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Destination Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of that Reorganization.

As a result of the Reorganizations, such carryforwards and losses will benefit the shareholders of the combined Fund, rather than only the shareholders of the Fund that incurred them. In addition, if a Reorganization closes on a date other than the applicable Target Fund’s regular year-end, it will cause carryovers of that Target Fund’s losses from taxable years that began on or before December 22, 2010 to expire earlier than the time they otherwise would have expired.

If a Destination Fund or Target Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of that Destination Fund or Target Fund, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Fund involved in the applicable Reorganization.

The rules described in this section may cause a significant percentage of the Funds’ tax capital loss carryforwards to expire unutilized. By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Fund’s Reorganization did not occur.

Since the Reorganizations are not expected to close until February 10, 2012, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each Fund to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Fund being transferred to the corresponding Destination Fund. Consistent with each Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code, and in the best interests of each Destination Fund’s shareholders (including former shareholders of each Target Fund), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by the Destination Fund. It is possible that there may be dispositions of some of the portfolio securities of either or both Target Funds following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold, the selling Fund’s other gains and losses, and the combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Fund.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	The Reorganizations are scheduled to occur as of the close of business on February 10, 2012, but may occur on such later date as the parties may agree to in writing (the “Closing Date”).

•	The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

•

On the Closing Date, each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•     For Reorganization 1, on the Closing Date, the Target Fund will receive Class A shares, Class B shares, Class C shares, Class I shares, Class I2 shares and Class T shares of the Destination Fund having a net asset value equal to the aggregate net asset value of the Target Fund’s Class A shares, Class B shares, Class C shares, Class I shares, Class I2 shares and Class T shares, respectively.

•     For Reorganization 2, on the Closing Date, the Target Fund will receive Class I2 shares of the Destination Fund having a net asset value equal to the aggregate net asset value of the Target Fund’s Class I2 shares.

•

Shares of the corresponding class of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the corresponding Destination Fund with the same aggregate net asset value as their holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund.

•

Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Fund, MSIM will continue to serve as sub-adviser to Transamerica Morgan Stanley Growth Opportunities and WMC will continue to serve as sub-adviser to Transamerica WMC Diversified Equity.

•

The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to an Agreement and Plan of Reorganization (each, a “Plan”) substantially in the form attached as Exhibit A to this Information Statement/Prospectus and incorporated herein by this reference. The description of the Plan contained herein, which includes the material provisions of the Plan, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In each Reorganization, the applicable Destination Fund will deliver to the corresponding Target Fund a number of full and fractional Destination Fund shares of each class with an aggregate net asset value equal to the net asset value of the Target Fund attributable to the corresponding class of the Target Fund’s shares. The net asset value per share of each class of such Destination Fund shall be computed using the Destination Funds’ valuation procedures and the net asset value per share of each class of such Target Fund shall be computed using the Target Funds’ valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined, with respect to each class, by dividing the value of the Target Fund’s net assets with respect to that class of the Target Fund’s shares by the net asset value of one share of the corresponding class of the Destination Fund’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization. The obligation of each Fund to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

The obligations of each Fund are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.4 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Fund or Destination Fund, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations. The expenses incurred in connection with the Reorganizations will be borne by the Target Funds, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF THE REORGANIZATIONS

Each Reorganization is conditioned upon the receipt by the Target Fund and the Destination Fund of an opinion from Bingham McCutchen LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer of all of the applicable Target Fund’s assets to the corresponding Destination Fund in exchange solely for the issuance of the Destination Fund shares to the Target Fund and the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Target Fund and the corresponding Destination Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the applicable Destination Fund upon receipt of the assets of the corresponding Target Fund and the assumption by such Destination Fund of all of the liabilities of that Target Fund;

•

The tax basis of the assets of the applicable Target Fund in the hands of the corresponding Destination Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•

The holding period of each asset of the applicable Target Fund in the hands of the applicable Destination Fund, other than assets with respect to which gain or loss is required to be recognized in the applicable Reorganization, will include the period during which the asset was held by the corresponding Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the applicable Target Fund upon the transfer of its assets to the corresponding Destination Fund in exchange for the Destination Fund shares and the assumption by such Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•

No gain or loss will be recognized by the applicable Target Fund shareholders upon the exchange of their shares of the applicable Target Fund solely for the shares of the corresponding Destination Fund as part of the Reorganization;

•

The aggregate tax basis of the applicable Destination Fund shares received by each shareholder of the corresponding Target Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•

The holding period of the applicable Destination Fund shares received by a Target Fund shareholder will include the holding period of the shares of the Target Fund that were surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Transamerica Funds, made on behalf of the applicable Target Fund and Destination Fund.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Fund is estimated as of September 30, 2011 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Fund’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Fund	Distribution Amount (per Share)

Transamerica Morgan Stanley Mid-Cap Growth	$1.636681
Transamerica WMC Diversified Growth	None

Such distributions will generally be taxable to Target Fund shareholders.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental policies for each Target Fund and each Destination Fund. For a more complete discussion of each Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Funds’ Statement of Additional Information.

Target Funds and Destination Funds
Borrowing	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Senior Securities	Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Underwriting

Each Fund may not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Real Estate

Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Lending	Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Concentration

Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

Commodities

Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Target Funds and Destination Funds
Diversification	Each Fund shall be a “diversified company” as that term is defined in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUNDS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for the Destination Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Destination Fund’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the Destination Funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Fund, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Destination Funds may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, the funds have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

As of September 30, 2011, TAM’s assets under management were approximately $46,545,275,731.

A discussion regarding the basis of the Board’s approval of the advisory arrangements with TAM is available in the Destination Funds’ semi-annual report for the fiscal period ended April 30, 2011.

Sub-Advisers

Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser for Transamerica Morgan Stanley Growth Opportunities.

Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210, serves as sub-adviser for Transamerica WMC Diversified Equity.

A discussion regarding the basis of the Board’s approval of the sub-advisory arrangements with each of MSIM and WMC is available in the Destination Funds’ semi-annual report for the fiscal period ended April 30, 2011.

Disclosure of Portfolio Holdings

A detailed description of the Destination Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information. Each Destination Fund publishes its top ten holdings on its website at www.transamericafunds.com (select “Transamerica Funds”) within two weeks after the end of each month. In addition, each Destination Fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

Opening an Account

Fill out the New Account Application, which is available on the Transamerica Funds website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value (“NAV”) per share.

Minimum Investment

Class A, Class B, Class C and Class T Shares:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$500	$50*

Class I Shares**:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$1,000,000	N/A
Employer-sponsored Retirement Plans	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$1,000,000	$50*

Class I2 Shares:

While there is currently no minimum investment for Class I2 shares, the funds reserve the right, without prior notice, to establish a minimum amount required to invest in an account.

*	Minimum monthly per fund account investment.

Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc. (“TCI”), and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.

**

Class I shares of Transamerica WMC Diversified Equity are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the fund’s affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

By Mail

Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

Buying Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceeds $50,000 per day may be rejected and must be submitted by check or via bank wire.

Class I2 shares of the Funds are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the Funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (such shareholders, “Existing Class B Shareholders” and such time, the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth under “Shareholder Information – Choosing a Share Class.”

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase – including to Existing Class B Shareholders – except in the following circumstances:

.

Existing Class B Shareholders that have established 403(b) or SIMPLE IRA accounts directly with Transamerica Funds before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.

.

Existing Class B Shareholders that have established automatic investment and/or payroll deduction accounts directly with Transamerica Funds before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.

.

Existing Class B Shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus under “Shareholder Information – Exchanging Shares.”

·	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

By Check

·	Make your check payable and send to Transamerica Fund Services, Inc.

·	If you are opening a new account, send your completed application along with your check.

·

If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

·	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

·

Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www. transamericafunds.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link.

By Payroll Deduction

You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA#026009593

Credit: Transamerica Funds Acct #3600622064

Ref: Shareholder name, Transamerica fund and account numbers.

Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Selling Shares

Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To request your redemption and receive payment by:

Direct Deposit – ACH

You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)

You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject to:

·	The type of account you have and if there is more than one shareholder.

·

The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

·

A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

·	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

·

Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

·	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

·	Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.

·	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this Information Statement/Prospectus.

Involuntary Redemptions

The fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions).

Exchanging Shares

·	You may request an exchange in writing, by phone, or by accessing your account through the internet.

·	You can exchange shares in one fund for shares in the same class of another fund offered in the same prospectus.

·

Class A, B, C and T shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

·	Class I shares exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.

·

An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

·	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

·	Class T shares of Transamerica WMC Diversified Equity may be exchanged for only Class A shares of any Transamerica fund offered in the same prospectus, other than Transamerica WMC Diversified Equity.

·	You may not exchange other classes of shares of the Transamerica Funds for Class T shares of Transamerica WMC Diversified Equity.

·	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

·	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

·	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

·	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Converting Shares

If you hold Class A, C, I2 or T shares and are eligible to purchase Class I shares as described under the Minimum Investment section, you may be eligible to convert your class A, C, I2 or T shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica AEGON Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

·	accounts opened within the preceding 12 months
·	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
·	accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more
·	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
·	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

·	UTMA/UGMA accounts (held at Transamerica Funds)
·	State Street Custodial Accounts (held at Transamerica Funds)
·	Coverdell ESA accounts (held at Transamerica Funds)
·	Omnibus and Network Level 3 accounts
·	B share accounts whose shares have started to convert to A share accounts (as long as combined value of both accounts is at least $1,000)

While there is currently no minimum account size for maintaining a Class I or Class I2 share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A share account which holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

·	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
·	You would like a check made payable to anyone other than the shareholder(s) of record.
·	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
·	You would like a check mailed to an address other than the address of record.
·	You would like your redemption proceeds wired to a bank account other than a bank account of record.
·	You are adding or removing a shareholder from an account.
·	You are changing ownership of an account.
·	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

·	It does not appear valid or in good form.
·	The transaction amount exceeds the surety bond limit of the signature guarantee.
·	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or through the secure link on our website.

Reinvestment Privilege (Does not apply to Class I or Class I2 shares)

Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (“CDSC”) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in the prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

e-Delivery

Transamerica Funds offers e-Delivery, a fast and secure way of receiving statements and other shareholder documents electronically. Subscribers to e-Delivery are notified by e-mail when shareholder materials, such as prospectuses, financial transaction confirmations and financial reports, become available on the Transamerica Funds website.

Once your account is established, visit our website at www.transamericafunds.com. Click on the Our Funds tab, select Transamerica Funds, then select Individual, and click on Manage My Account for more information and to subscribe. Then, once you have logged in to your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in fund shares, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling 90-day period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be “excessive” or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. Transamerica Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by a Transamerica asset allocation fund which invests in other series of Transamerica in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Pricing of Shares

How Share Price is Determined. The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined. The NAV of each fund (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds.

How NAV Is Calculated. The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution of Shares

Distribution Plans. The Board of Trustees of Transamerica Funds has adopted a 12b-1 Plan for each class of shares of each fund (except Class I, Class I2 and Class T shares). The Plan provides for payments of distribution and service fees, based on annualized percentages of daily net assets, to TCI, broker-dealers, financial intermediaries and others.

Distribution of Class A Shares. Under the Plan, the Transamerica WMC Diversified Equity pays distribution and service fees of up to 0.35% for Class A shares.

Distribution of Class B Shares. Under the Plan, the Transamerica WMC Diversified Equity pays distribution and service fees of up to 1.00% for Class B shares.

Distribution of Class C Shares. Under the Plan, the Transamerica WMC Diversified Equity pays distribution and service fees of up to 1.00% for Class C shares.

The Effect of Rule 12b-1 Plans. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds’ 12b-1 Plans, see the SAI.

Underwriting Agreement. Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class A and B shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, TCI, or its agent, reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.

Other Distribution or Service Arrangements.

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the funds, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. As of December 31, 2010, TCI may make periodic revenue sharing payments to brokers and other financial intermediaries, such as monthly or quarterly. These periodic payments are equal to a percentage of periodic sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%) or equal to a percentage of assets under management ranging from 2.5 basis points (0.025%) to 20 basis points (0.20%). In 2010, TCI paid flat annual fees ranging from $0 to $100,000, which included at times a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2010, TCI had such revenue sharing arrangements with at least 16 brokers and other financial intermediaries, of which some of the more significant include: Compass Brokerage, Inc.; Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; Raymond James Financial Services; UBS Financial Services; Wells Fargo Advisors, LLC); and Prudential Financial. For the calendar year ended December 31, 2010, TCI paid or expects to pay approximately $5,303,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments totaling $1,502,560 from the following financial services firms to participate in functions, events and meetings, among other things: Alliance Bernstein, BlackRock, Clarion, Federated, Jennison Associates, JP Morgan, Neuberger Berman Management LLC, MFS Investment Management, NATIXIS, Oppenheimer Funds, PIMCO, Schroders, Transamerica Investment Management and Wellington Management Capital. TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

Also, TAM pays, out of its own assets, financial intermediaries a “trail” fee for servicing and maintenance of accounts of Class T shareholders in Transamerica WMC Diversified Equity in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events or activities. For example, such non-cash compensation may include in part, assistance with the costs and expenses associated with travel, lodging, educational meetings, seminars, meetings and conferences, entertainment and meals to the extent permitted by law. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

Distributions and Taxes

Taxes on Distributions in General. Each Destination Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Destination Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders will generally be taxed on amounts they receive, whether the distributions are paid in cash or are reinvested in additional shares. If a Destination Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Destination Fund generally pays any dividends and other distributions annually. If necessary, each Destination Fund may make distributions at other times as well.

The following are guidelines for how certain distributions by a Destination Fund are generally taxed to non-corporate shareholders under current federal income tax law:

·

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

·

Distributions reported by a Destination Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Destination Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the Destination Fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.

.	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The tax rates in the first two bullets above do not apply to corporate shareholders. For taxable years beginning on or after January 1, 2013, distributions of net capital gain will be taxable to non-corporate shareholders at a maximum rate of 20%, and distributions of a Destination Fund’s dividend income will be taxable to shareholders at ordinary income tax rates.

The Destination Funds will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a Destination Fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on the Sale or Exchange of Shares. If you sell shares of a Destination Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements.

Withholding Taxes. A Destination Fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the Destination Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding. If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non- U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. persons under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, those shareholders will need to provide an appropriate tax form (generally, Form W-8BEN) and documentary evidence and letter of explanation.

Other Tax Information. This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Destination Fund. More information is provided in the SAI of the Destination Funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in a Destination Fund.

Investment Policy Changes

A fund that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name and will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a fund may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation funds, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, as well as Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, each separate series of Transamerica Series Trust, may own a significant portion of the shares of a Transamerica fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying Transamerica fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a Fund’s performance for the past five years (or since its inception if less than five years) and for the most recent semi-annual period. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to October 31, 2009, except for the financial highlights for the six months ended April 30, 2011, has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the October 31, 2010 Annual Report, which is available to you upon request.

Information on and prior to October 31, 2009 has been derived from financial statements audited by a previous independent registered certified public accounting firm, whose report, along with the portfolio’s financial statements, is included in the Annual Reports for the previous periods ended October 31, which are available upon request.

For a share outstanding throughout each period	Transamerica WMC Diversified Growth
	Class A
	April 30, 2011 (unaudited)		October 31, 2010	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006
Net asset value
Beginning of period/year	$8.90		$7.54	$6.85		$12.07	$9.83	$8.87

Investment operations
Net investment loss(B)	(0.02)		(0.02)	–	(J)	(0.01)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	1.48		1.38	0.69		(5.21)	2.29	1.11
Total from investment operations	1.46		1.36	0.69		(5.22)	2.24	1.04

Distributions
Net realized gains on investments	–		–	–		–	–	(0.08)
Total distributions	–		–	–		–	–	(0.08)

Net asset value
End of period/year	$10.36		$8.90	$7.54		$6.85	$12.07	$9.83

Total return(C)	16.40%	(D)	18.04%	10.07%		(43.25%)	22.79%	11.71%

Net assets end of period/year (000’s)	$425,493		$303,912	$292,838		$300,140	$532,251	$500,483

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	1.52%	(E)	1.52%	1.52%		1.39%	1.40%	1.51%
Before reimbursement/recapture fee waiver	1.46%	(E)	1.56%	1.67%		1.39%	1.40%	1.51%
Net investment income (loss), to average net assets (BB)	(0.52%)	(E)	(0.28%)	0.06%		(0.07%)	(0.48%)	(0.70%)
Portfolio turnover rate	45%	(D)	167%	53%		33%	62%	19%

For a share outstanding throughout each period	Transamerica WMC Diversified Growth
	Class B
	April 30, 2011 (unaudited)		October 31, 2010	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006
Net asset value
Beginning of period/year	$8.22		$7.01	$6.42		$11.39	$9.35	$8.49

Investment operations
Net investment loss(B)	(0.05)		(0.07)	(0.03)		(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	1.37		1.28	0.62		(4.89)	2.16	1.06
Total from investment operations	1.32		1.21	0.59		(4.97)	2.04	0.94

Distributions
Net realized gains on investments	–		–	–		–	–	(0.08)
Total distributions	–		–	–		–	–	(0.08)

Net asset value
End of period/year	$9.54		$8.22	$7.01		$6.42	$11.39	$9.35

Total return(C)	16.06%	(D)	17.26%	9.19%		(43.63%)	21.82%	11.06%

Net assets end of period/year (000’s)	$29,184		$29,958	$39,699		$59,479	$191,007	$222,144

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17%	(E)	2.17%	2.17%		2.17%	2.17%	2.17%
Before reimbursement/fee waiver	2.26%	(E)	2.30%	2.50%		2.21%	2.21%	2.34%
Net investment loss, to average net assets (BB)	(1.14%)	(E)	(0.92%)	(0.53%)		(0.87%)	(1.25%)	(1.34%)
Portfolio turnover rate	45%	(D)	167%	53%		33%	62%	19%

For a share outstanding throughout each period	Transamerica WMC Diversified Growth
	Class C
	April 30, 2011 (unaudited)		October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value
Beginning of period/year	$8.26		$7.04		$6.44	$11.42	$9.37	$8.50

Investment operations
Net investment loss(B)	(0.05)		(0.07)		(0.03)	(0.07)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	1.37		1.29		0.63	(4.91)	2.16	1.07
Total from investment operations	1.32		1.22		0.60	(4.98)	2.05	0.95

Distributions
Net realized gains on investments	–		–		–	–	–	(0.08)
Total distributions	–		–		–	–	–	(0.08)

Net asset value
End of period/year	$9.58		$8.26		$7.04	$6.44	$11.42	$9.37

Total return(C)	15.98%	(D)	17.33%		9.32%	(43.61%)	21.88%	11.16%

Net assets end of period/year (000’s)	$39,495		$36,135		$37,225	$46,676	$101,226	$97,047

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture fee waiver	2.17%	(E)	2.17%		2.17%	2.04%	2.07%	2.10%
Before reimbursement/recapture fee waiver	2.17%	(E)	2.22%		2.32%	2.04%	2.07%	2.10%
Net investment loss, to average net assets (BB)	(1.15%)	(E)	(0.93%)		(0.56%)	(0.72%)	(1.15%)	(1.27%)
Portfolio turnover rate	45%	(D)	167%		53%	33%	62%	19%

For a share outstanding throughout each period	Transamerica WMC Diversified Growth
	Class I
	April 30, 2011 (unaudited)		October 31, 2010(F)
Net asset value
Beginning of period/year	$9.14		$8.12

Investment operations
Net investment income(B)	–	(J)	–	(J)
Net realized and unrealized gain on investments	1.53		1.06
Total from investment operations	1.53		1.06

Distributions
Net investment income	–		(0.04)
Total distributions	–		(0.04)

Net asset value
End of period/year	$10.67		$9.14

Total return(C)	16.61%	(D)	13.14%	(D)

Net assets end of period/year (000’s)	$5,388		$2,903

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.93%	(E)	1.01%	(E)
Before reimbursement/fee waiver	0.93%	(E)	1.01%	(E)
Net investment income, to average net assets (BB)	0.05%	(E)	(0.02%)	(E)
Portfolio turnover rate	45%	(D)	167%(D)

For a share outstanding throughout each period	Transamerica WMC Diversified Growth
	Class I2(G)
	April 30, 2011 (unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(M)
Net asset value
Beginning of period/year	$9.10		$7.69	$6.99	$12.23	$9.90	$9.17

Investment operations
Net investment income(B)	0.01		0.04	0.05	0.06	0.01	– (J)
Net realized and unrealized gain (loss) on investments	1.52		1.41	0.69	(5.30)	2.32	0.81
Total from investment operations	1.53		1.45	0.74	(5.24)	2.33	0.81

Distributions
Net investment income	–		(0.04)	(0.04)	–	–	–
Net realized gains on investments	–		–	–	–	–	(0.08)
Total distributions	–		(0.04)	(0.04)	–	–	(0.08)

Net asset value

End of period/year	$10.63		$9.10	$7.69	$6.99	$12.23	$9.90

Total return(C)	16.81%	(D)	18.94%	10.73%	(42.85%)	23.54%	8.83%	(D)

Net assets end of period/year (000’s)	$553,821		425,431	$637,103	$500,722	$888,019	$714,803

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.77%	(E)	0.78%	0.82%	0.75%	0.78%	0.81%	(E)
Before reimbursement/fee waiver	0.77%	(E)	0.78%	0.82%	0.75%	0.78%	0.81%	(E)
Net investment income, to average net assets (BB)	0.24%	(E)	0.51%	0.72%	0.55%	0.13%	0.02%	(E)
Portfolio turnover rate	45%	(D)	167%	53%	33%	62%	19%	(D)

For a share outstanding throughout each period	Transamerica WMC Diversified Growth
	Class T
	April 30, 2011 (unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(X)
Net asset value
Beginning of period/year	$25.12		$21.14	$19.14	$33.53	$27.18	$27.10

Investment operations
Net investment income(B)	0.01		0.06	0.10	0.12	–	–	(J)
Net realized and unrealized gain (loss) on investments	4.18		3.92	1.90	(14.51)	6.35	0.08
Total from investment operations	4.19		3.98	2.00	(14.39)	6.35	0.08

Distributions
Net investment income	–		–	– (J)	–	–	–
Total distributions	–		–	– (J)	–	–	–

Net asset value
End of period/year	$29.31		$25.12	$21.14	$19.14	$33.53	$27.18
Total return(C)	16.68%	(D)	18.83%	10.46%	(42.92%)	23.36%	0.30%	(D)
Net assets end of period/year (000’s)	$102,144		$93,290	$87,469	$90,881	$183,495	$195,420

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.93%	(E)	0.96%	1.03%	0.89%	0.91%	0.84%	(E)
Before reimbursement/fee waiver	0.93%	(E)	0.96%	1.03%	0.89%	0.91%	0.84%	(E)
Net investment income (loss), to average net assets (BB)	0.10%	(E)	0.28%	0.54%	0.42%	0.01%	(0.21%)	(E)
Portfolio turnover rate	45%	(D)	167%	53%	33%	62%	19%	(D)

(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations November 30, 2009.
(G)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(J)	Rounds to less than $(0.01) or $0.01.
(M)	Commenced operations November 15, 2005.
(O)	Commenced operations November 13, 2009.
(X)	Commenced operations October 27, 2006.
(BB)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class I2, respectively.
*	Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period	Transamerica WMC Diversified Equity (U)
	Class A				Class B
	April 30, 2011 (unaudited)		October 31, 2010(O)		April 30, 2011 (unaudited)		October 31, 2010(O)

Net asset value
Beginning of period/year	$14.29		$12.85		$14.22		$12.85

Investment operations
Net investment income (loss)(B)	(0.04)		0.15		(0.09)		0.06
Net realized and unrealized gain on investments	2.02		1.31		2.01		1.32
Total from investment operations	1.98		1.46		1.92		1.38

Distributions
Net investment income	(0.16)		(0.02)		(0.04)		(0.01)
Total distributions	(0.16)		(0.02)		(0.04)		(0.01)

Net asset value
End of period/year	$16.11		$14.29		$16.10		$14.22

Total return(C)	13.91%	(D)	11.32%	(D)	13.50%	(D)	10.68%	(D)

Net assets end of period/year (000’s)	$89,642		$83,766		$7,370		$7,735

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.52%	(E)	1.52%	(E)	2.17%	(E)	2.17%	(E)
Before reimbursement/fee waiver	1.64%	(E)	1.72%	(E)	2.33%	(E)	2.44%	(E)
Net investment income (loss), to average net assets (BB)	(0.58%)	(E)	1.14%	(E)	(1.22%)	(E)	0.40%	(E)
Portfolio turnover rate	112%	(D)	79%	(D)	112%	(D)	79%	(D)

For a share outstanding throughout each period	Transamerica WMC Diversified Equity(U)
	Class C				Class I				Class I2(G)
	April 30, 2011 (unaudited)		October 31, 2010(O)		April 30, 2011 (unaudited)		October 31, 2010(F)		April 30, 2011 (unaudited)		October 31, 2010(O)

Net asset value
Beginning of period/year	$14.22		$12.85		$14.41		$12.65		$14.38		$12.85

Investment operations
Net investment income (loss)(B)	(0.09)		0.06		(0.02)		0.26		0.01		0.26
Net realized and unrealized gain on investments	2.00		1.32		2.04		1.53		2.03		1.30
Total from investment operations	1.91		1.38		2.02		1.79		2.04		1.56

Distributions
Net investment income	(0.06)		(0.01)		(0.23)		(0.03)		(0.26)		(0.03)
Total distributions	(0.06)		(0.01)		(0.23)		(0.03)		(0.26)		(0.03)

Net asset value
End of period/year	$16.07		$14.22		$16.20		$14.41		$16.16		$14.38

Total return(C)	13.45%	(D)	10.68%	(D)	14.10%	(D)	14.16%	(D)	14.30%	(D)	12.12%	(D)

Net assets end of period/year (000’s)	$15,936		$15,013		$436		$421		$469,254		$358,714

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17%	(E)	2.17%	(E)	1.17%	(E)	1.17%	(E)	0.79%	(E)	0.81%	(E)
Before reimbursement/fee waiver	2.22%	(E)	2.31%	(E)	1.44%	(E)	1.81%	(E)	0.79%	(E)	0.81%	(E)
Net investment income (loss), to average net assets (BB)	(1.23%)	(E)	0.48%	(E)	(0.22%)	(E)	2.14%	(E)	0.14%	(E)	2.02%	(E)
Portfolio turnover rate	112%	(D)	79%	(D)	112%	(D)	79%	(D)	112%	(D)	79%	(D)

(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations November 30, 2009.
(G)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(J)	Rounds to less than $(0.01) or $0.01.
(O)	Commenced operations November 13, 2009.
(U)	Formerly, Transamerica Diversified Equity
(Z)	Prior to November 13, 2009, information provided in the previous periods reflects Transamerica Premier Diversified Equity, which is the accounting survivor pursuant to a Plan of Reorganization.
(BB)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class I2, respectively.
*	Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period	Transamerica Morgan Stanley Mid-Cap Growth
	Class I2
	April 30, 2011 (unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(O)
Net asset value
Beginning of period/year	$13.07		$9.58	$7.42	$14.16	$10.33	$10.00
Investment operations
Net investment income(B)	0.02		0.04	– (G)	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.82		3.47	2.17	(5.90)	3.81	0.32
Total from investment operations	2.84		3.51	2.17	(5.88)	3.85	0.33
Distributions
Net investment income	(0.05)		(0.02)	(0.01)	(0.02)	(0.02)	–
Net realized gains on investments	(0.79)		–	–	(0.84)	–	–
Total distributions	(0.84)		(0.02)	(0.01)	(0.86)	(0.02)	–
Net asset value
End of period/year	$15.07		$13.07	$9.58	$7.42	$14.16	$10.33
Total return(C)	22.74% (D)		36.64%	29.29%	(43.99%)	37.32%	3.30% (D)
Net assets end of period/year (000’s)	$359,986		$292,575	$256,212	$98,141	$125,380	$75,092
Ratio and supplemental data
Expenses to average net assets:
After reimbursement/recapture	0.86%	(E)	0.86%	0.88%	0.87%	0.90%	0.92%	(E)
Before reimbursement/recapture	0.86%	(E)	0.86%	0.88%	0.87%	0.90%	0.92%	(E)
Net investment income (loss), to average net assets	0.30%	(E)	0.37%	(0.06%)	0.19%	0.32%	0.11%	(E)
Portfolio turnover rate	12%	(D)	50%	38%	40%	74%	50%	(D)

(B) Calculated based on average number of shares outstanding.

(C) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(D) Not annualized.

(E) Annualized.

(G) Rounds to less than $0.01 or $(0.01).

(O) Commenced operations on January 3, 2006

Note: Prior to November 1, 2010, all of the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period	Transamerica Morgan Stanley Growth Opportunities(Q)
	Class I2(G)
	April 30, 2011 (unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(M)
Net asset value
Beginning of period/year	$10.23		$7.78	$6.74	$11.59	$8.43	$7.99
Investment operations
Net investment income (loss)(B)	0.01		0.03	0.01	0.01	(0.01)	– (J)
Net realized and unrealized gain (loss) on investments	3.03		2.42	1.03	(4.86)	3.17	0.44
Total from investment operations	3.04		2.45	1.04	(4.85)	3.16	0.44
Distributions
Net investment income	(0.06)		–	–	–	–	–
Total distributions	(0.06)		–	–	–	–	–
Net asset value
End of period/year	$13.21		$10.23	$7.78	$6.74	$11.59	$8.43
Total return(C)	29.77%	(D)	31.49%	15.43%	(41.85%)	37.49%	5.51%	(D)
Net assets end of period/year (000’s)	$136,610		$106,970	$111,402	$86,425	$206,863	$214,775
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.87%	(E)	0.88%	0.91%	0.86%	0.88%	0.88%	(E)
Before reimbursement/fee waiver	0.87%	(E)	0.88%	0.91%	0.86%	0.88%	0.88%	(E)
Net investment income (loss), to average net assets (BB)	0.10%	(E)	0.32%	0.15%	0.15%	(0.15%)	(0.06%)	(E)
Portfolio turnover rate	105%	(D)	63%	71%	45%	85%	59%	(D)

(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations November 30, 2009.
(G)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(J)	Rounds to less than $(0.01) or $0.01.
(M)	Commenced operations November 15, 2005.
(O)	Commenced operations November 13, 2009.
(Q)	Formerly, Transamerica Growth Opportunities.
(BB)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class I2, respectively.
*	Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Target Fund, as of October 13, 2011, the Trustees and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund.

To the knowledge of each Destination Fund, as of October 13, 2011, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of each Target Fund, as of October 13, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund.

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate Growth VP* 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	32.95%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	20.17%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	14.31%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	11.09%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	8.60%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	8.38%
TCM Division Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	A	23.89%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica WMC Diversified Growth	C	9.88%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica WMC Diversified Growth	C	7.57%
First Clearing LLC* 2801 Market St Saint Louis MO 63103-2523	Transamerica WMC Diversified Growth	I	33.78%
LPL Financial* 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica WMC Diversified Growth	I	31.89%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica WMC Diversified Growth	I	12.66%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica WMC Diversified Growth	I	9.93%
Transamerica Asset Allocation - Moderate Growth Portfolio* 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	40.17%
Transamerica Asset Allocation - Moderate Portfolio* 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	25.19%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	23.61%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	7.81%

To the knowledge of each Destination Fund, as of October 13, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund.

Name & Address	Portfolio Name	Class	Pct

Name & Address	Portfolio Name	Class	Pct
TCM Division* Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	A	31.13%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Morgan Stanley Growth Opportunities	C	6.58%
First Clearing LLC* 2801 Market St Saint Louis MO 63103-2523	Transamerica Morgan Stanley Growth Opportunities	I	30.63%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Morgan Stanley Growth Opportunities	I	16.20%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Morgan Stanley Growth Opportunities	I	12.93%
Transamerica Asset Allocation - Moderate Growth Portfolio* 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	38.81%
Transamerica Asset Allocation - Moderate Portfolio* 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	37.13%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	12.76%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	10.45%
National Financial Services* 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Morgan Stanley Growth Opportunities	P	54.14%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Morgan Stanley Growth Opportunities	P	7.99%
ARC Reinsurance Corporation AEGON Companies 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	Transamerica Morgan Stanley Growth Opportunities	P	5.06%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica WMC Diversified Equity	C	7.94%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica WMC Diversified Equity	C	5.78%
Patrick S Baird & Judith A Baird* 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica WMC Diversified Equity	I	63.42%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica WMC Diversified Equity	I	19.12%
Patrick S Baird & Judith A Baird JT WROS 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica WMC Diversified Equity	I	6.94%
Transamerica Asset Allocation - Moderate Growth Portfolio* 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	44.22%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	24.67%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	21.34%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	8.32%
National Financial Services* 1 World Financial Ctr 200 Liberty St 5th Fl New York NY 10281-5503	Transamerica WMC Diversified Equity	P	88.46%

*Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Information regarding the state of organization and parent companies (if any) of the control persons listed in the chart above who are not individuals is provided in Exhibit B hereto.

Class T shares of Transamerica WMC Diversified Equity are newly offered. Therefore, no Class T shares were outstanding as of the date of this Information Statement/Prospectus.

EXPERTS

The financial statements and financial highlights of each Fund for the past five fiscal years and the six month period ended April 30, 2011 are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of each Target Fund for its fiscal year end October 31, 2010 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-888-233-4339.

Each Fund’s Statement of Additional Information and shareholder reports are available free of charge on the Funds’ website at www.transamericainvestments.com (select “Individual” then “Prospectus & Reports”).

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher
Dennis P. Gallagher, Esq., Secretary
Transamerica Funds

St. Petersburg, Florida

[            ], 2011

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 2011, by and among Transamerica Funds, a Delaware statutory trust (the “Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquiring Fund/Classes” (each, an “Acquiring Fund”), and the Trust on behalf of each of its series listed on Exhibit A attached hereto under the heading “Acquired Fund/Classes” (each, an “Acquired Fund”).

WHEREAS, the Trust is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each such reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the corresponding Acquiring Fund listed on Exhibit A (as to each Acquired Fund, the “corresponding Acquiring Fund”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to each Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Fund listed on Exhibit A (as to each Acquiring Fund, the “corresponding Acquired Fund”) for Acquiring Fund Shares and the assumption of all liabilities of that Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to each Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES IN SUCH ACQUIRING PORTFOLIO, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED PORTFOLIO AND LIQUIDATION AND TERMINATION OF THAT ACQUIRED PORTFOLIO

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of each Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Trust, on behalf of that Acquiring Fund, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares of that Acquiring Fund corresponding to each class of Acquired Fund Shares of the corresponding Acquired Fund as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Trust’s net assets with respect to each class of Acquired Fund Shares of the corresponding Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares of that Acquiring Fund (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Fund and its classes of shares and the corresponding Acquired Fund and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of such Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of such Acquired Fund.

1.2 The property and assets of the Trust attributable to each Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the corresponding Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of each Acquiring Fund, shall assume all of the liabilities and obligations of the corresponding Acquired Fund, including, without limitation, all indemnification obligations of such Acquired Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Fund will promptly assign, convey, transfer and deliver to the Trust, on behalf of the corresponding Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the corresponding Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Trust on behalf of the corresponding Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Fund. To complete the liquidation, the Trust, on behalf of each Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Fund Shares of each Acquired Fund as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the corresponding Acquiring Fund received by the Trust, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of such Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each of the corresponding Acquired Fund Shareholders holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by those Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of such Acquired Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Fund, and the amounts thereof attributable to each class of shares of that Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares of each Acquiring Fund shall be determined as of the time for calculation of the applicable Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the valuation procedures established by the Trust for all of its series. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [      ], 2012, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or, as to any Reorganization, such later time on that date as the applicable Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the corresponding Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Trust shall, within one business day after the Closing for each Reorganization, deliver to the applicable Trust a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Fund (“Transfer Agent”), to deliver to the Trust, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder of the applicable Acquired Fund and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the Acquired Fund’s account on the books of such Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of such Acquiring Fund pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or an Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Fund or such Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Fund, represents and warrants as follows:

(a) Such Acquired Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of such Acquired Fund, will have good and marketable title to such Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Fund, will not result, in a material violation of Delaware law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Fund’s business. The Trust, on behalf of such Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Fund as at the last day of and for the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by such Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of such Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under

Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Fund will have made such distributions, if any, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares of such Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of such Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Fund, as provided in paragraph 3.3. Such Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of such Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of such Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust, on behalf of such Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquired Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of each Acquiring Fund, represents and warrants as follows:

(a) Such Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Declaration, to own all of the assets of such Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Fund and each prospectus and statement of additional information of such Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Fund, will not result, in a material violation of Delaware law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Trust, on behalf of such Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Fund as at the last day of and for the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by such Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of such Acquiring Fund shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Fund will have made such distributions, if any, as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of such Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Trust, on behalf of such Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquiring Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the corresponding Acquired Fund, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS

The Trust, on behalf of each Acquired Fund, and the Trust, on behalf of each Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by such Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Trust, on behalf of each Acquired Fund, will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Trust, on behalf of each Acquiring Fund, and the Trust, on behalf of each Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Trust, on behalf of each Acquiring Fund, and the Trust, on behalf of each Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Trust, on behalf of each Acquired Fund, will, from time to time, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the corresponding Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Trust, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Trust, on behalf of such Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of such Acquired Fund, will provide to the Trust such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Fund, to consummate the Reorganization of such Acquired Fund shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquired Fund:

6.1 All representations and warranties of the Trust, on behalf of such Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of such Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of such Acquiring Fund, shall have executed and delivered to the Trust, on behalf of the corresponding Acquired Fund, an assumption of the Liabilities of such Acquired Fund and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of such Acquiring Fund, shall have delivered to the Trust, on behalf of the corresponding Acquired Fund, a certificate executed in the name of the Trust, on behalf of such Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of such Acquiring Fund, and the Trust, on behalf of the corresponding Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Fund, to consummate the Reorganization of such Acquiring Fund shall be subject, at the Trust’s election, to the following conditions with respect to the applicable Acquiring Fund:

7.1 All representations and warranties of the Trust, on behalf of such Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of such Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquired Fund, on or before the Closing Date.

7.3 The Trust on behalf of such Acquired Fund, shall have delivered to the Trust, on behalf of the corresponding Acquiring Fund, a Statement of Assets and Liabilities of such Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of such Acquired Fund. The Trust, on behalf of such Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of such Acquired Fund, shall have delivered to the Trust, on behalf of the corresponding Acquiring Fund, a certificate executed in the name of the Trust, on behalf of such Acquired Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of such Acquired Fund, and the Trust, on behalf of the corresponding Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by such Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH CORRESPONDING ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of each Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.4) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Fund and its corresponding Acquiring Fund:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to such Acquired Fund, or the Trust, with respect to such Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of each Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Fund or such Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the applicable Acquired Fund, the Trust, on behalf of the applicable Acquiring Fund, and its authorized officers, (i) the applicable Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and the corresponding Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Fund upon receipt of the Assets of the corresponding Acquired Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of the Liabilities of the applicable Acquired Fund; (iii) the basis in the hands of such Acquiring Fund of the Assets of the corresponding Acquired Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Fund upon the transfer of its Assets to the corresponding Acquiring Fund in exchange for the applicable Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of such Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the corresponding Acquiring Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the applicable Acquired Fund receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.4 on behalf of any Acquired Fund or Acquiring Fund.

8.5 The Trust, on behalf of each Acquiring Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquired Fund, and its authorized officers: (a) the Trust is a statutory trust existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquired Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquired Fund, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this

Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

8.6 The Trust, on behalf of each Acquired Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the corresponding Acquiring Fund and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Trust, with respect to the corresponding Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the corresponding Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the corresponding Acquiring Fund, enforceable against the Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Declaration or the by-laws of the Trust. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Trust, out of each Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of each Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each Acquiring Fund, and the Trust, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of each Reorganization will be borne by the applicable Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust and the Trust agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Trust, on behalf of each Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, and the obligations of the Trust, on behalf of each Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Board, on behalf of each Acquired Fund, or the Board, on behalf of the corresponding Acquiring Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Fund or such Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Fund or its corresponding Acquiring Fund shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Fund or Acquiring Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, on behalf of each Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS, on behalf of each Acquiring Fund listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA FUNDS, on behalf of each Acquired Fund listed on Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

Acquired Fund/Classes	Acquiring Fund/Classes
Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities
Class I2	Class I2

Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I
Class I2	Class I2
Class T	Class T

SCHEDULE 4.1

[            ]

SCHEDULE 4.2

[            ]

EXHIBIT B

Information Regarding Organization and Parent Entities of “Control Persons”

Name and Address of Control Person	State of Organization	Parent Entities
Transamerica Asset Allocation-Moderate Growth VP, a series of Transamerica Series Trust 570 Carillon Parkway St. Petersburg, FL 33716-1294	Delaware	None
Transamerica Asset Allocation - Moderate Growth Portfolio, a series of Transamerica Funds 570 Carillon Parkway St. Petersburg, FL 33716-1294	Delaware	None
Transamerica Asset Allocation - Moderate Portfolio, a series of Transamerica Funds 570 Carillon Parkway St. Petersburg, FL 33716-1294	Delaware	None
First Clearing LLC One North Jefferson Avenue Mail code: H0004-095 St. Louis, MO 63103	Delaware	See chart 1 below
LPL Financial One Beacon street 22nd Floor Boston, MA 02108-3106	California	See chart 2 below
National Financial Services 82 Devonshire Street Boston, MA 02109	Delaware	See chart 3 below
Transamerica Advisors Life Insurance Company 570 Carillon Parkway St. Petersburg, FL 33716-1294	Arkansas	See chart 4 below

Chart 1

Wells Fargo & Company

i

Wachovia Securities Financial Holdings, LLC

i

First Clearing LLC

B-1

Chart 2

LPL Investment Holdings Inc.

i

LPL Holdings Inc.

i

LPL Financial LLC

Chart 3

FMR LLC

i

Fidelity Global Brokerage Group, Inc.

i

National Financial Services, LLC

Chart 4

The AEGON Trust

i

Transamerica Corporation

i

AEGON U.S. Holding Corporation

i

AEGON USA, LLC

i i i

Western Reserve Life Assurance Co. of Ohio	i	Transamerica International Holdings, Inc.

	i	i

	i	Transamerica Life Insurance Company

Transamerica Life Advisors Insurance Company

B-2

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES

TRANSAMERICA WMC DIVERSIFIED EQUITY

(each, a “Destination Fund” and together, the “Destination Funds”)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated [            ], 2011 (the “Information Statement/Prospectus”), which relates to the shares of each Destination Fund to be issued in exchange for shares of the corresponding series of Transamerica Funds as shown below (each, a “Target Fund” and together, the “Target Funds”). Please retain this SAI for further reference.

The following table indicates (a) the Target Fund and corresponding Destination Fund involved in each Reorganization, (b) the corresponding Destination Fund shares that each Target Fund shareholder will receive.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Funds at the address set forth above or call the Destination Funds at the number set forth above.

The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Fund & Shares	Destination Fund & Shares
1	Transamerica WMC Diversified Growth Class A Class B(1) Class C Class I(2) Class I2 Class T(1)	Transamerica WMC Diversified Equity Class A Class B(1) Class C Class I Class I2 Class T(1)(3)
2	Transamerica Morgan Stanley Mid-Cap Growth Class I2	Transamerica Morgan Stanley Growth Opportunities Class I2

(1)	Not available to new investors.
(2)

Immediately prior to the Reorganization, Class P shares of the Target Fund will be converted into Class I shares. Upon the conversion, each Class P shareholder of the Target Fund will own Class I shares of the Target Fund having the same aggregate value as their Class P shares. It is anticipated that the conversion of the Class P shares into Class I shares will be tax-free for Target Fund shareholders.

(3)	Class T shares of the Destination Fund are newly offered.

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
PRO FORMA FINANCIAL STATEMENTS	3

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Fund to, and the assumption of the liabilities of each Target Fund by, the corresponding Destination Fund in exchange for shares of the Destination Fund as shown on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Funds’ Statement of Additional Information, dated March 1, 2011, as amended and restated October 31, 2011, (File Nos. 811-04556 and 033-02659), as filed with the SEC on October 28, 2011 (Accession No. 0001193125-11-286151) is incorporated herein by reference.

2. The Funds’ Annual Report for the fiscal year ended October 31, 2010 (File No. 811-04556), as filed with the SEC on December 29, 2010 (Accession No. 0000950123-10-117062), is incorporated herein by reference.

3. The Funds’ Semi-Annual Report for the fiscal period ended April 30, 2011 (File No. 811-04556), as filed with the SEC on July 7, 2011 (Accession No. 0000950123- 11-063513) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Target Fund and Destination Fund shown in the table on the cover page of this SAI.

The pro forma financial statements are unaudited.

Reorganization 1

Reorganization Between Transamerica WMC Diversified Equity and Transamerica WMC Diversified Growth

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2011

(all amounts except share amounts in thousands)

	Transamerica WMC Diversified Growth		Transamerica WMC Diversified Equity		Adjustments			Pro Forma Fund

	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Common Stock - 95.46%
Aerospace & Defense
Boeing Co.	132,856	$10,599	85,477	$6,819	-	$-		218,333	$17,418
Honeywell International, Inc.	326,156	19,971	194,846	11,930	-	-		521,002	31,901
Air Freight & Logistics
CH Robinson Worldwide, Inc.	75,229	6,032	51,467	4,127	-	-		126,696	10,159
Automobiles
Ford Motor Co.	848,096	13,120	419,900	6,496	-	-		1,267,996	19,616
Beverages						-
Anheuser-Busch InBev NV	22,555	1,443	-	-	-	-		22,555	1,443
Biotechnology
Amgen, Inc.	276,862	15,740	188,800	10,733	-	-		465,662	26,473
Communications Equipment
Alcatel-Lucent	617,995	4,042	492,193	3,219	-	-		1,110,188	7,261
Cisco Systems, Inc.	3,252,939	57,122	1,625,251	28,539	-	-		4,878,190	85,661
Emulex Corp.	725,097	7,026	456,300	4,422	-	-		1,181,397	11,448
Juniper Networks, Inc.	67,589	2,591	96,060	3,682	-	-		163,649	6,273
Riverbed Technology, Inc.	82,165	2,887	98,063	3,446	-	-		180,228	6,333
Computers & Peripherals
Apple, Inc.	147,325	51,303	97,773	34,047	-	-		245,098	85,350
Dell, Inc.	892,687	13,846	408,845	6,341	-	-		1,301,532	20,187
EMC Corp.	1,794,680	50,861	928,960	26,327	-	-		2,723,640	77,188
NetApp, Inc.	185,671	9,651	142,800	7,423	-	-		328,471	17,074
QLogic Corp.	796,111	14,314	667,800	12,007	-	-		1,463,911	26,321
Consumer Finance
American Express Co.	237,486	11,656	137,800	6,763	-	-		375,286	18,419
Diversified Consumer Services
Apollo Group, Inc.	182,498	7,305	203,921	8,163	-	-		386,419	15,468
ITT Educational Services, Inc.	187,788	13,470	-	-	-	-		187,788	13,470
Electrical Equipment
Emerson Electric Co.	232,513	14,127	145,775	8,857	-	-		378,288	22,984
Energy Equipment & Services
Baker Hughes, Inc.	142,917	11,063	114,200	8,840	-	-		257,117	19,903
Cameron International Corp.	240,648	12,687	176,500	9,305	-	-		417,148	21,992
Diamond Offshore Drilling, Inc.	186,614	14,158	121,343	9,206	-	-		307,957	23,364
Oceaneering International, Inc.	79,795	6,976	69,100	6,041	-	-		148,895	13,017
Health Care Equipment & Supplies
Hologic, Inc.	515,243	11,345	441,400	9,720	-	-		956,643	21,065
Intuitive Surgical, Inc.	22,363	7,820	16,500	5,770	-	-		38,863	13,590
Stryker Corp.	94,015	5,547	101,493	5,988	-	-		195,508	11,535
Health Care Providers & Services
Aetna, Inc.	-	-	190,379	7,878	-	-		190,379	7,878
AmerisourceBergen Corp.	270,093	10,977	222,003	9,022	-	-		492,096	19,999
Cardinal Health, Inc.	328,732	14,362	257,900	11,268	-	-		586,632	25,630
Express Scripts, Inc.	196,672	11,159	125,100	7,098	-	-		321,772	18,257
Laboratory Corp. of America Holdings	120,169	11,593	76,244	7,355	-	-		196,413	18,948
UnitedHealth Group, Inc.	537,643	26,468	335,660	16,525	-	-		873,303	42,993
Hotels, Restaurants & Leisure
Ctrip.com International, Ltd.	63,811	3,109	70,000	3,410	-	-		133,811	6,519
Las Vegas Sands Corp.	31,531	1,482	59,800	2,811	-	-		91,331	4,293
Starbucks Corp.	278,107	10,065	186,500	6,749	-	-		464,607	16,814
Industrial Conglomerates
General Electric Co.	1,299,639	26,578	841,595	17,211	-			2,141,234	43,789
Insurance
Lincoln National Corp.	266,171	8,313	225,731	7,050	-			491,902	15,363
Internet & Catalog Retail
Amazon.com, Inc.	26,224	5,153	19,152	3,763	-	-		45,376	8,916
NetFlix, Inc.	-	-	16,600	3,862	-	-		16,600	3,862
priceline.com, Inc.	16,522	9,038	7,562	4,136	-	-		24,084	13,174
Internet Software & Services
Baidu, Inc.	-	-	28,900	4,292	-	-		28,900	4,292
eBay, Inc.	243,892	8,390	248,598	8,552	-	-		492,490	16,942
Google, Inc.	181	98	8,303	4,518	-	-		8,484	4,616
IAC/InterActiveCorp	354,308	12,794	227,552	8,217	-	-		581,860	21,011
IT Services
Cognizant Technology Solutions Corp.	106,102	8,796	64,400	5,339	-	-		170,502	14,135
International Business Machines Corp.	404,442	68,990	254,750	43,455	-	-		659,192	112,445
Life Sciences Tools & Services
Bruker Corp.	195,006	3,849	247,392	4,884	-	-		442,398	8,733
Waters Corp.	222,350	21,790	150,800	14,778	-	-		373,150	36,568
Machinery
Caterpillar, Inc.	326,034	37,628	207,401	23,936	-	-		533,435	61,564
Cummins, Inc.	61,226	7,358	34,800	4,182	-	-		96,026	11,540
Dover Corp.	210,904	14,350	128,115	8,717	-	-		339,019	23,067
Illinois Tool Works, Inc.	235,502	13,756	161,000	9,404	-	-		396,502	23,160
Joy Global, Inc.	133,235	13,450	85,100	8,591	-	-		218,335	22,041
Parker Hannifin Corp.	230,809	21,770	156,766	14,786	-	-		387,575	36,556
Media
DIRECTV	173,026	8,407	108,529	5,273	-	-		281,555	13,680
News Corp.	601,011	10,710	361,744	6,446	-	-		962,755	17,156
Omnicom Group, Inc.	433,161	21,306	243,218	11,964	-	-		676,379	33,270
Sirius XM Radio, Inc.	-	-	2,234,510	4,447	-	-		2,234,510	4,447
Metals & Mining
Cliffs Natural Resources, Inc.	131,153	12,292	88,900	8,332	-	-		220,053	20,624
Nucor Corp.	262,617	12,332	201,529	9,464	-	-		464,146	21,796
Rio Tinto PLC	152,260	11,147	83,864	6,140	-	-		236,124	17,287
Teck Resources, Ltd.	223,741	12,138	147,806	8,018	-	-		371,547	20,156
Walter Energy, Inc.	62,223	8,600	45,000	6,220	-	-		107,223	14,820
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	200,996	15,867	140,600	11,099	-	-		341,596	26,966
BP PLC	208,471	9,619	185,526	8,560	-	-		393,997	18,179
Canadian Natural Resources, Ltd.	303,246	14,240	213,635	10,032	-	-		516,881	24,272
Exxon Mobil Corp.	325,278	28,624	197,832	17,409	-	-		523,110	46,033
Occidental Petroleum Corp.	181,289	20,720	114,900	13,132	-	-		296,189	33,852
Petrohawk Energy Corp.	167,952	4,536	78,811	2,129	-	-		246,763	6,665
Valero Energy Corp.	768,501	21,749	458,916	12,987	-	-		1,227,417	34,736
Semiconductors & Semiconductor Equipment
Altera Corp.	1,046,911	50,985	596,704	29,059	-	-		1,643,615	80,044
Analog Devices, Inc.	374,417	15,093	229,800	9,263	-	-		604,217	24,356
Intersil Corp.	1,111,509	16,417	501,961	7,414	-	-		1,613,470	23,831
Memc Electronic Materials, Inc.	426,223	5,042	282,400	3,341	-	-		708,623	8,383
Xilinx, Inc.	457,444	15,946	257,518	8,977	-	-		714,962	24,923
Software
Adobe Systems, Inc.	308,855	10,362	190,200	6,381	-	-		499,055	16,743
Autodesk, Inc.	284,517	12,798	186,513	8,389	-	-		471,030	21,187
BMC Software, Inc.	208,307	10,463	109,000	5,475	-	-		317,307	15,938
Check Point Software Technologies, Ltd.	214,721	11,795	139,522	7,664	-	-		354,243	19,459
Citrix Systems, Inc.	160,190	13,510	109,728	9,254	-	-		269,918	22,764
Longtop Financial Technologies, Ltd.	86,113	1,943	26,100	589	-	-		112,213	2,532
Microsoft Corp.	1,534,380	39,925	983,707	25,596	-	-		2,518,087	65,521
Oracle Corp.	1,488,878	53,674	925,340	33,359	-	-		2,414,218	87,033
Red Hat, Inc.	81,049	3,847	66,700	3,166	-	-		147,749	7,013
Specialty Retail
Abercrombie & Fitch Co.	-	-	65,700	4,652	-	-		65,700	4,652
Advance Auto Parts, Inc.	126,730	8,296	89,621	5,867	-	-		216,351	14,163
Aeropostale, Inc.	-	-	99,583	2,542	-	-		99,583	2,542
Buckle, Inc.	90,925	4,136	132,800	6,041	-	-		223,725	10,177
Home Depot, Inc.	404,006	15,005	234,726	8,718	-	-		638,732	23,723
Ross Stores, Inc.	173,206	12,764	112,400	8,283	-	-		285,606	21,047
Sherwin-Williams Co.	126,330	10,396	86,000	7,077	-	-		212,330	17,473
TJX Cos., Inc.	227,791	12,214	137,038	7,348	-	-		364,829	19,562
Urban Outfitters, Inc.	-	-	111,300	3,501	-	-		111,300	3,501
Textiles, Apparel & Luxury Goods
Coach, Inc.	203,944	12,197	148,688	8,894	-	-		352,632	21,091
Deckers Outdoor Corp.	22,412	1,902	-	-	-	-		22,412	1,902
Fossil, Inc.	12,577	1,205	16,400	1,571	-	-		28,977	2,776
Lululemon Athletica, Inc.	77,871	7,789	57,500	5,752	-	-		135,371	13,541
Polo Ralph Lauren Corp.	60,477	7,909	38,151	4,990	-	-		98,628	12,899
Wireless Telecommunication Services
Vodafone Group PLC	414,845	12,080	288,037	8,388	-	-		702,882	20,468

Total Common Stock		1,347,998		903,203		-			2,251,201

	Total Cost ($1,081,872)		Total Cost ($812,257)					Total Cost ($1,894,129)

Securities Lending Collateral - 15%
State Street Navigator Securities Lending Trust - Prime Portfolio	294,690,570	294,691	59,012,000	59,012	-	-		353,702,570	353,703

Total Securities Lending Collateral		294,691		59,012		-			353,703

	Total Cost ($294,691)		Total Cost ($59,012)					Total Cost ($353,703)

	Principal	Value	Principal	Value	Principal	Value		Principal	Value
Repurchase Agreement - 4.64%
State Street Bank & Trust Co.	$58,265	58,265	$51,120	51,120	$0	-		$109,385	109,385
0.01%, dated 04/30/2011, to be repurchased at $109,385 on 05/01/2011.

Total Repurchase Agreement		58,265		51,120		-			109,385

	Total Cost ($58,265)		Total Cost ($51,120)					Total Cost ($109,385)

Total Investment Securities		1,700,954		1,013,335		-			2,714,289

	Total Cost ($1,434,828)		Total Cost ($922,389)					Total Cost ($2,357,217)

Other Assets and Liabilities		(296,055)		(59,660)		(124	) (a)		(355,839)

Net Assets		$1,404,899		$953,675		($124)			$2,358,450

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

As of April 30, 2011, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.

Reorganization Between Transamerica WMC Diversified Growth and Transamerica WMC Diversified Equity

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At April 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Adjustments		Combined Pro Forma Fund
Assets:
Investment securities, at value	$1,642,689	$962,215	$-		$2,604,904
Repurchase agreement, at value	58,265	51,120	-		109,385
Receivables:
Investment securities sold	6,395	-	-		6,395
Shares of beneficial interest sold	689	118	-		807
Securities lending income (net)	60	4	-		64
Dividends	581	340	-		921
Dividend reclaims	482	124	-		606
Other	3	2	-		5
Prepaid Expenses	5	3	-		8

	$1,709,169	$1,013,926	$-		$2,723,095

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	7,158	-	-		7,158
Shares of beneficial interest redeemed	911	434	-		1,345
Management and advisory fees	871	433	-		1,304
Distribution and service fees	218	114	-		332
Trustees fees	1	1	-		2
Transfer agent fees	259	164	-		423
Administration fees	22	15	-		37
Other	139	78	124	(a)	341
Collateral for securities on loan	294,691	59,012	-		353,703

	304,270	60,251	124		364,645

Net Assets	$1,404,899	$953,675	$(124)		$2,358,450

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,564,801	789,549	$(426,179)	(b)	$1,928,171
Undistributed (accumulated) net investment income (loss)	(864)	(2,203)	740	(a)(b)	(2,327)
Undistributed (accumulated) net realized gain (loss) from investment securities	(425,315)	75,365	425,315	(b)	75,365
Net unrealized appreciation (depreciation) on:
Investment securities	266,126	90,944	-		357,070
Translation of assets and liabilities denominated in foreign currencies	151	20	-		171

Net Assets	$1,404,899	$953,675	$(124)		$2,358,450

Net Assets by Class:
Class A	$425,493	$89,642	$(38)	(a)	$515,097
Class B	29,184	7,370	(3)	(a)	36,551
Class C	39,495	15,936	(3)	(a)	55,428
Class I	5,388	436	620,389	(a)(c)	626,213
Class I2	553,821	469,254	(48)	(a)	1,023,027
Class P (m)	249,374	371,037	(620,411)	(a)(c)	-
Class T	102,144	-	(9)	(a)	102,135

Shares Outstanding:
Class A	41,081	5,565	(14,669)	(d)	31,977
Class B	3,059	458	(1,246)	(d)	2,271
Class C	4,122	991	(1,664)	(d)	3,449
Class I	505	27	38,125	(d)	38,657
Class I2	52,096	29,046	(17,825)	(d)	63,317
Class P (m)	24,079	23,001	(47,080)	(d)	-
Class T	3,485	-	-		3,485

Net Asset Value Per Share:
Class A	$10.36	$16.11	$(10.36)	(e)	16.11
Class B	9.54	16.10	(9.54)	(e)	16.10
Class C	9.58	16.07	(9.58)	(e)	16.07
Class I	10.67	16.20	(10.67)	(e)	16.20
Class I2	10.63	16.16	(10.63)	(e)	16.16
Class P (m)	10.36	16.13	(26.49)	(e)	-
Class T	29.31	-	-		29.31

Maximum Offering Price Per Share:
Class A	$10.96	$17.05	$(10.96)	(f)	$17.05

Investment securities, at cost	$1,376,563	$871,271	-		$2,247,834
Repurchase agreement, at cost	$58,265	$51,120	-		$109,385
Securities loaned, at value	$287,853	$57,634	-		$345,487

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

(m) See Note 3 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica WMC Diversified Growth and Transamerica WMC Diversified Equity

PRO FORMA STATEMENT OF OPERATIONS

For the twelve month period ended April 30, 2011

(all amounts in thousands)

	Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity	Adjustments			Combined Pro Forma Fund
Investment Income:
Dividend income	$13,337	$19,425	$-			$32,762
Withholding tax on foreign dividends	(21)	(51)	-			(72)
Interest income	3	2	-			5
Securities lending income (net)	368	119	-			487

	13,687	19,495	-			33,182

Expenses:
Management and advisory	8,591	5,779	(103)	(g	)	14,267
Distribution and service:
Class A	1,159	294	-			1,453
Class B	298	76	-			374
Class C	362	150	-			512
Class P (m)	670	802	(1,472)	(h	)	-
Transfer agent:
Class A	1,316	472	-			1,788
Class B	149	47	-			196
Class C	154	73	-			227
Class I	7	3	747	(i	)	757
Class I2	26	25	11	(i	)	62
Class P (m)	569	1,271	(1,840)	(i	)	-
Class T	161	-	-			161
Printing and shareholder reports	171	100	-			271
Custody	206	95	(194)	(j	)	107
Administration	241	160	-			401
Legal	42	20	-			62
Audit and tax	27	54	(16)	(k	)	65
Trustees	22	8	-			30
Registration	156	140	-			296
Other	28	13	-			41

Total expenses	14,355	9,582	(2,867)			21,070

Class expenses recaptured or (reimbursed/waived)
Class A	(24)	(151)	55	(l	)	(120)
Class B	(32)	(18)	6	(l	)	(44)
Class C	(12)	(16)	8	(l	)	(20)
Class I	-	(1)	1	(l	)	-
Class I2	-	-	-			-
Class P (m)	(261)	(915)	1,176	(l	)	-

Total expenses recaptured or (reimbursed/waived)	(329)	(1,101)	1,246			(184)

Net Expenses	14,026	8,481	(1,621)			20,886
Net Investment Income	(339)	11,014	1,621			12,296

Net Realized Gain (Loss) from:
Investment securities	48,351	132,533	-			180,884
Foreign currency transactions	1	4	-			5

	48,352	132,537	-			180,889

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	171,332	(11,986)	-			159,346
Transalation of assets and liabilities denominated in foreign currency	94	13	-			107

	171,426	(11,973)	-			159,453

Net Realized and Unrealized Loss	219,778	120,564	-			340,342

Net Decrease in Net Assets Resulting from Operations	$219,439	$131,578	$1,621			$352,638

(a) - (l) See Note 2 of the Notes to the Pro Forma Financial Statements.

(m) See Note 3 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization 2

Reorganization Between Transamerica Morgan Stanley Growth Opportunities and Transamerica Morgan Stanley Mid-Cap Growth

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2011

(all amounts except share amounts in thousands)

	Transamerica Morgan Stanley Mid-Cap Growth		Transamerica Morgan Stanley Growth Opportunities		Adjustments			Pro Forma Fund

	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Common Stock
Common Stock - 96.37%
Air Freight & Logistics
CH Robinson Worldwide, Inc.	59,893	$4,802	67,692	$5,428	-	$-		127,585	$10,230
Expeditors International of Washington, Inc.	124,253	6,743	140,760	7,639	-	-		265,013	14,382
Automobiles
Better Place	555,742	1,667	-	-	-	-		555,742	1,667
Capital Markets
Greenhill & Co., Inc.	54,644	3,224	62,183	3,669	-	-		116,827	6,893
Chemicals
Intrepid Potash, Inc.	156,589	5,365	180,689	6,190	-	-		337,278	11,555
Nalco Holding Co.	147,070	4,296	164,083	4,793	-	-		311,153	9,089
Rockwood Holdings, Inc.	104,714	5,941	116,800	6,627	-	-		221,514	12,568
Commercial Services & Supplies
Covanta Holding Corp.	232,241	3,988	264,394	4,540	-	-		496,635	8,528
Edenred	405,364	12,572	456,122	14,147	-	-		861,486	26,719
Stericycle, Inc.	58,648	5,353	67,285	6,142	-	-		125,933	11,495
Communications Equipment
Motorola Solutions, Inc.	268,843	12,335	328,400	15,067	-	-		597,243	27,402
Computers & Peripherals
Teradata Corp.	96,229	5,381	118,741	6,640	-	-		214,970	12,021
Construction Materials
Martin Marietta Materials, Inc.	45,230	4,125	51,434	4,690	-	-		96,664	8,815
Diversified Consumer Services
New Oriental Education & Technology Group	40,976	5,107	47,318	5,898	-	-		88,294	11,005
Diversified Financial Services
IntercontinentalExchange, Inc.	36,932	4,445	42,440	5,108	-	-		79,372	9,553
Leucadia National Corp.	162,482	6,282	194,799	7,531	-	-		357,281	13,813
Moody’s Corp.	46,713	1,828	52,077	2,038	-	-		98,790	3,866
MSCI, Inc.	183,657	6,514	205,652	7,294	-	-		389,309	13,808
Electrical Equipment
First Solar, Inc.	19,587	2,734	23,055	3,218	-	-		42,642	5,952
Food Products
Mead Johnson Nutrition Co.	116,229	7,773	131,700	8,808	-	-		247,929	16,581
Health Care Equipment & Supplies
Gen-Probe, Inc.	88,143	7,309	100,908	8,367	-	-		189,051	15,676
Idexx Laboratories, Inc.	57,909	4,716	65,761	5,355	-	-		123,670	10,071
Intuitive Surgical, Inc.	24,280	8,491	29,883	10,450	-	-		54,163	18,941
Hotels, Restaurants & Leisure
Betfair Group PLC	65,206	945	137,777	1,996	-	-		202,983	2,941
Chipotle Mexican Grill, Inc.	23,973	6,396	28,342	7,561	-	-		52,315	13,957
Ctrip.com International, Ltd.	185,409	9,033	212,260	10,341	-	-		397,669	19,374
Wynn Resorts, Ltd.	39,745	5,848	50,317	7,404	-	-		90,062	13,252
Household Durables
Gafisa SA	126,821	1,568	142,533	1,762	-	-		269,354	3,330
NVR, Inc.	4,243	3,137	4,824	3,567	-	-		9,067	6,704
Internet & Catalog Retail
NetFlix, Inc.	43,076	10,022	51,038	11,875	-	-		94,114	21,897
priceline.com, Inc.	17,652	9,656	21,725	11,884	-	-		39,377	21,540
Internet Software & Services
Akamai Technologies, Inc.	88,682	3,054	107,946	3,718	-	-		196,628	6,772
Alibaba.com, Ltd.	1,602,700	2,844	1,833,000	3,252	-	-		3,435,700	6,096
Youku.com, Inc.	68,069	4,024	81,523	4,820	-	-		149,592	8,844
IT Services
Gartner, Inc.	130,951	5,619	147,825	6,343	-	-		278,776	11,962
Life Sciences Tools & Services
Illumina, Inc.	149,652	10,622	172,703	12,258	-	-		322,355	22,880
Techne Corp.	60,177	4,676	68,321	5,309	-	-		128,498	9,985
Machinery
Schindler Holding AG	52,372	6,775	59,183	7,656	-	-		111,555	14,431
Media
Groupe Aeroplan, Inc.	222,219	3,046	255,612	3,504	-	-		477,831	6,550
Naspers, Ltd.	106,338	6,398	125,077	7,526	-	-		231,415	13,924
Metals & Mining
Lynas Corp., Ltd.	1,183,582	2,711	1,336,625	3,062	-	-		2,520,207	5,773
Molycorp, Inc.	123,242	9,034	153,531	11,253	-	-		276,773	20,287
Multiline Retail
Dollar Tree, Inc.	85,969	4,943	98,366	5,656	-	-		184,335	10,599
Oil, Gas & Consumable Fuels
Range Resources Corp.	104,248	5,886	122,622	6,922	-	-		226,870	12,808
Ultra Petroleum Corp.	151,646	7,702	172,628	8,768	-	-		324,274	16,470
Personal Products
Natura Cosmeticos SA	159,586	4,494	180,900	5,094	-	-		340,486	9,588
Pharmaceuticals
Ironwood Pharmaceuticals, Inc.	174,761	2,555	184,854	2,703	-	-		359,615	5,258
Valeant Pharmaceuticals International, Inc.	102,554	5,397	146,900	7,731	-	-		249,454	13,128
Professional Services
IHS, Inc.	59,319	5,234	67,282	5,937	-	-		126,601	11,171
Intertek Group PLC	218,468	7,761	245,670	8,727	-	-		464,138	16,488
Verisk Analytics, Inc.	196,034	6,450	233,277	7,675	-	-		429,311	14,125
Semiconductors & Semiconductor Equipment
ARM Holdings PLC	187,444	5,897	234,248	7,369	-	-		421,692	13,266
NVIDIA Corp.	66,144	1,323	81,479	1,630	-	-		147,623	2,953
Software
Autodesk, Inc.	103,233	4,643	115,571	5,198	-	-		218,804	9,841
Citrix Systems, Inc.	39,479	3,330	46,392	3,913	-	-		85,871	7,243
FactSet Research Systems, Inc.	51,645	5,650	59,041	6,460	-	-		110,686	12,110
Red Hat, Inc.	120,191	5,705	138,120	6,557	-	-		258,311	12,262
Rovi Corp.	56,337	2,736	65,602	3,186	-	-		121,939	5,922
Salesforce.com, Inc.	50,068	6,939	62,066	8,602	-	-		112,134	15,541
Solera Holdings, Inc.	137,868	7,583	157,132	8,642	-	-		295,000	16,225
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	56,319	5,634	66,561	6,658	-	-		122,880	12,292
Trading Companies & Distributors
Fastenal Co.	72,434	4,860	82,245	5,518	-	-		154,679	10,378
Wireless Telecommunication Services
Millicom International Cellular SA	44,307	4,800	49,455	5,358	-	-		93,762	10,158

Total Common Stock		345,921		403,034		-			748,955

	Total Cost ($223,300)		Total Cost ($348,787)					Total Cost ($572,087)
Convertible Preferred Stock
Convertible Preferred Stock - 0.57%
Internet & Catalog Retail
Groupon, Inc.	72,847	4,429	-	-	-	-		72,847	4,429

Total Convertible Preferred Stock		4,429		-		-			4,429

	Total Cost ($2,301)							Total Cost ($2,301)
Preferred Stock
Preferred Stock - 0.29%
Internet Software & Services
Zynga Series C	79,262	2,224	-	-	-	-		79,262	2,224

Total Preferred Stock		2,224		-		-			2,224

	Total Cost ($2,224)							Total Cost ($2,224)
Securities Lending Collateral
Securities Lending Collateral - 17.99%
State Street Navigator Securities Lending Trust - Prime Portfolio	35,981,524	35,982	103,812,850	103,813	-	-		139,794,374	139,795

Total Securities Lending Collateral		35,982		103,813		-			139,795

	Total Cost ($35,982)		Total Cost ($103,813)					Total Cost ($139,795)

	Principal	Value	Principal	Value	Principal	Value		Principal	Value
Repurchase Agreement
Repurchase Agreement - 2.74%
State Street Bank & Trust Co	$7,327	7,327	$13,972	13,972	$	-		$21,299	21,299
0.01%, dated 04/30/2011, to be repurchased at $21,299 on 05/01/2011.

Total Repurchase Agreement		7,327		13,972		-			21,299

	Total Cost ($7,327)		Total Cost ($13,972)					Total Cost ($21,299)

Total Investment Securities		395,883		520,819		-			916,702

	Total Cost ($271,134)		Total Cost ($466,572)					Total Cost ($737,706)

Other Assets and Liabilities		(35,897)		(103,609)		(29	) (a)		(139,535)

Net Assets		$359,986		$417,210		(29)			$777,167

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

As of April 30, 2011, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.

Reorganization Between Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Growth Opportunities

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At April 30, 2011

(all amounts except per share amounts in thousands)

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities	Adjustments		Combined Pro Forma Fund

Assets:
Investment securities, at value	$388,556	$506,847	$-		$895,403
Repurchase agreement, at value	7,327	13,972	-		21,299
Foreign currency, at value	5	5	-		10
Receivables:
Investment securities sold	186	208	-		394
Shares of beneficial interest sold	41	474	-		515
Securities lending income (net)	62	56	-		118
Dividends	36	45	-		81
Dividend Reclaims	37	-	-		37
Other	2	1	-		3
Prepaid Expenses	1	1	-		2

	$396,253	$521,609	$-		$917,862

Liabilities:

Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	28	97	-		125
Management and advisory fees	221	294	-		515
Distribution and service fees	-	80	-		80
Transfer agent fees	2	84	-		86
Custody fees	15	5	-		20
Administration fees	6	7	-		13
Audit and tax fees	9	9	-		18
Other	4	10	29	(a)	43
Collateral for securities on loan	35,982	103,813	-		139,795

	36,267	104,399	29		140,695

Net Assets	$359,986	$417,210	$(29)		$777,167

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$223,582	300,887	$11,653	(b)	$536,122
Undistributed (accumulated) net investment income (loss)	(56)	(1,457)	27	(a)(b)	(1,486)
Undistributed (accumulated) net realized gain (loss) from investment securities	11,709	63,533	(11,709)	(b)	63,533
Net unrealized appreciation (depreciation) on:
Investment securities	124,749	54,247	-		178,996
Translation of assets and liabilities denominated in foreign currencies	2	-	-		2

Net Assets	$359,986	$417,210	$(29)		$777,167

Net Assets by Class:
Class A	$-	$117,976	$-		$117,976
Class B	-	13,463	-		13,463
Class C	-	16,371	-		16,371
Class I	-	4,180	128,610	(c)	132,790
Class I2	359,986	136,610	(29)	(a)	496,553
Class P (m)	-	128,610	(128,610)	(c)	-

Shares Outstanding:
Class A	-	9,299	-		9,299
Class B	-	1,156	-		1,156
Class C	-	1,400	-		1,400
Class I	-	318	9,788	(d)	10,106
Class I2	23,885	10,340	3,366	(d)	37,591
Class P (m)	-	10,095	(10,095)	(d)	-

Net Asset Value Per Share:
Class A	$-	$12.69	$-		12.69
Class B	-	11.65	-		11.65
Class C	-	11.69	-		11.69
Class I	-	13.14	-		13.14
Class I2	15.07	13.21	(15.07)	(e)	13.21
Class P (m)	-	12.74	(12.74)	(e)	-

Maximum Offering Price Per Share:
Class A	$-	$13.43	$-		$13.43

Investment securities, at cost	$263,807	$452,600	$-		$716,407
Repurchase agreement, at cost	$7,327	$13,972	$-		$21,299
Foreign currency, at cost	$5	$5	$-		$10
Securities loaned, at value	$35,174	$101,461	$-		$136,635

(a)-(l) See Note 2 of the Notes to the Pro Forma Financial Statements.

(m) See Note 3 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Growth Opportunities

PRO FORMA STATEMENT OF OPERATIONS

For the twelve month period ended April 30, 2011

(all amounts in thousands)

	Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities	Adjustments			Combined Pro Forma Fund
Investment Income:
Dividend income	$3,518	$3,152	$-			$6,670
Withholding tax on foreign dividends	(108)	(19)	-			(127)
Interest income	(1)	2	-			1
Securities lending income (net)	406	428	-			834

	3,815	3,563	-			7,378

Expenses:
Management and advisory	2,412	2,616	(203)	(g	)	4,825
Distribution and service:
Class A	-	256	-			256
Class B	-	125	-			125
Class C	-	134	-			134
Class P (m)	-	271	(271)	(h	)	-
Transfer agent:
Class A	-	433	-			433
Class B	-	59	-			59
Class C	-	65	-			65
Class I	-	4	173	(i	)	177
Class I2	19	8	5	(i	)	32
Class P (m)	-	244	(244)	(i	)	-
Printing and shareholder reports	2	37	-			39
Custody	93	56	(90)	(j	)	59
Administration	60	66	-			126
Legal	14	9	-			23
Audit and tax	12	14	(7)	(k	)	19
Trustees	5	6	-			11
Registration	-	87	-			87
Other	6	10	-			16

Total expenses	2,623	4,500	(637)			6,486

Class expenses recaptured or (reimbursed/waived)
Class A	-	(41)	38	(l	)	(3)
Class B	-	8	7	(l	)	15
Class C	-	6	7	(l	)	13
Class I	-	-	-			-
Class I2	-	-	-			-
Class P (m)	-	-	-			-

Total expenses recaptured or (reimbursed/waived)	-	(27)	52			25

Net Expenses	2,623	4,473	(585)			6,511
Net Investment Income	1,192	(910)	585			867

Net Realized Gain (Loss) from:
Investment securities	34,261	127,316	-			161,577
Foreign currency transactions	(3)	(284)	-			(287)

	34,258	127,032	-			161,290

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	61,264	(23,801)	-			37,463
Translation of assets and liabilities denominated in foreign currency	(1)	-	-			(1)

	61,263	(23,801)	-			37,462

Net Realized and Unrealized Loss	95,521	103,231	-			198,752

Net Decrease in Net Assets Resulting from Operations	$96,713	$102,321	$585			$199,619

(a) - (l) See Note 2 of the Notes to the Pro Forma Financial Statements.

(m) See Note 3 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

REORGANIZATIONS

For the year ended April 30, 2011

(All amounts in thousands)

(Unaudited)

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the funds listed in the Target Fund & Shares column (“Target Funds”) in the table below in exchange for shares of the funds listed in the Destination Fund & Shares column (“Destination Funds”) and the assumption by the Destination Funds of all of the liabilities of the Target Funds as described elsewhere in this information statement/prospectus.

Target Fund & Shares	Destination Fund & Shares

Transamerica Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Growth Opportunities
Class I2	Class I2

Transamerica WMC Diversified Growth	Transamerica WMC Diversified Equity
Class A	Class A
Class B Class C Class I (see Note 3) Class I2 Class T	Class B Class C Class I (see Note 3) Class I2 Class T

The Reorganizations are intended to qualify for Federal income tax purposes as “reorganizations” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Funds, nor the Destination Funds, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the reorganization Plan. As a condition to the closing of the transaction, the Target Funds will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will each constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target and Destination Funds.

The “Pro Forma Funds” as identified in these financial statements represent the combined funds after the mergers, with the Destination Funds treated as the accounting survivors for financial reporting purposes. Management believes the Destination Funds to be the accounting survivors because these funds’ investment objectives/styles, fees and expense structures would remain intact with the combined funds.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Funds for shares of the Destination Funds will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Funds in exchange for shares of the Destination Funds at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on April 30, 2011. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective April 30, 2010 to report operations for the period ended April 30, 2011.

In preparing the Destination Funds’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Destination Funds, which are included in the Target Funds’ semi-annual reports dated April 30, 2011 and the Destination Funds’ semi-annual reports dated April 30, 2011.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the mergers.

(a)	To adjust Net Assets by the cost of the Reorganizations.
(b)	To adjust the Pro Forma Funds Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Funds.
(c)	To adjust Net Assets by Class based on combining the Target assets with the Destination assets.
(d)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.
(e)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.
(f)	To adjust Maximum Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s maximum offering price per share.
(g)	To restate Management and advisory fees using the Destination Fund advisory fee rates for the Pro Forma Funds at the combined average daily net assets of the Target Funds and Destination Funds.
(h)	To adjust Distribution and service fees based on the distribution fee arrangement of the Pro Forma Fund.
(i)	To adjust Transfer agent fees based on the transfer agent fee arrangement of the Pro Forma Fund.
(j)	To remove duplicate Custody fees.
(k)	To remove duplicate Audit fees.
(l)	To adjust Class expenses recaptured or (reimbursed/waived) based on the expense limitation agreement of the Pro Forma Fund.

NOTE 3 — CLASS P CONVERSION

On the Closing Date, Class P shares of the Funds will be converted into Class I shares of the applicable Fund prior to the closing of the Reorganization. Upon the conversion of Class P shares into Class I shares, each Class P shareholder will own Class I shares having an aggregate value equal to the aggregate value of Class P shares held by that shareholder as of the close of business on the day of the conversion. It is anticipated that the conversion of Class P shares into Class I shares will be tax-free for shareholders.

NOTE 4 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Destination Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”). AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Funds’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Destination Funds are also officers and/or directors of TAM, TFS, and TCI.

Investment Advisory Fees

The Target Funds pay management fees to TAM based on average daily net assets (“ANA”) according to the following schedules (all amounts are noted as of April 30, 2011):

Transamerica Morgan Stanley Mid-Cap Growth:

First $1 billion	0.80%
Over $1 billion	0.775%

Transamerica WMC Diversified Growth:

First $500 million	0.73%
$500 million to $2.5 billion	0.70%
Over $2.5 billion	0.65%

The Destination Funds will pay management fees to TAM based on ANA according to the following schedules:

Transamerica Morgan Stanley Growth Opportunities:

First $250 million	0.80%
$250 million to $500 million	0.75%
Over $500 million	0.70%

Transamerica WMC Diversified Equity:

First $500 million	0.73%
$500 million to $2.5 billion	0.70%
Over $2.5 billion	0.65%

TAM has contractually agreed through March 1, 2012 for Transamerica Morgan Stanley Growth Opportunities and March 1, 2013 for Transamerica WMC Diversified Equity, to waive its advisory fee and will reimburse the Destination Funds to the extent that operating expenses, excluding 12b-1 service fees and certain extraordinary expenses, exceed 1.40% for Transamerica Morgan Stanley Growth Opportunities and 1.17% for Transamerica WMC Diversified Equity.

Sub-Advisory Fees

Wellington Management Company, LLP receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) of 0.28% of the first $2 billion; 0.25% over $2 billion up to $5 billion; and 0.225% in excess of $5 billion. Morgan Stanley Investment Management, Inc. receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets) of 0.40% of the first $1 billion; and 0.375% in excess of $1 billion.

NOTE 5 — VALUATION PROCEDURES OF THE PORTFOLIOS

The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures. The Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ NAV. The valuation of the securities of the Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to TAM.

NOTE 6 — TAX TREATMENT OF THE PORTFOLIOS

Each Destination Fund has elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that each Destination Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 7 — COSTS ASSOCIATED WITH THE REORGANIZATIONS

The cost of the Reorganizations will be borne by the Target Funds.

The estimated fund costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Fund and, thus, are not subject to the expense limitations of each relevant Fund discussed in Note 4 above, are as follow:

Transamerica Morgan Stanley Mid-Cap Growth	$29
Transamerica WMC Diversified Growth	$124

TRANSAMERICA FUNDS

OTHER INFORMATION

PART C

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Amended and Restated Declaration of Trust and Bylaws which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the 1933 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust (f)

(2)	By-laws (f)

(3)	Not Applicable

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Information Statement/Prospectus)

(5)	See Exhibits 1 and 2

(6)	Investment Advisory Agreements

	(6)(1)	Transamerica Morgan Stanley Growth Opportunities (formerly Transamerica Growth Opportunities and Transamerica WMC Diversified Growth) (d)
		(6)(1)(i)	Amendment to Investment Advisory Agreement dated November 13, 2009 (h)
		(6)(1)(ii)	Amendment to Investment Advisory Agreement dated April 9, 2010 (k)
		(6)(1)(iii)	Amendment to Investment Advisory Agreement dated February 10, 2012
(to be filed by amendment)
	(6)(2)	Transamerica Morgan Stanley Mid-Cap Growth (e)
		(6)(2)(i)	Amendment to Investment Advisory Agreement dated February 10, 2012
(to be filed by amendment)
	(6)(3)	Transamerica WMC Diversified Equity (h)
		(6)(3)(i)	Amendment to Investment Advisory Agreement dated February 10, 2012
(to be filed by amendment)

Sub-Advisory Agreements
	(6)(4)	Transamerica Morgan Stanley Growth Opportunities (d)
		(6)(4)(i)	Amendment to Investment Sub-Advisory Agreement dated April 9, 2010 (k)
		(6)(4)(ii)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 (o)

	(6)(5)	Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Small Company Growth and Transamerica Morgan Stanley Mid-Cap Growth (e)
		(6)(5)(i)	Amendment to Investment Sub-Advisory Agreement dated June 1, 2010 (k)
		(6)(5)(ii)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011(o)
		(6)(5)(iii)	Amendment to Investment Sub-Advisory Agreement dated February 10, 2012
(to be filed by amendment)

	(6)(6)	Transamerica WMC Emerging Markets and Transamerica WMC Diversified Growth (g)
		(6)(6)(i)	Amendment to Investment Sub-Advisory Agreement dated April 9, 2010 (k)
		(6)(6)(ii)	Amendment to Investment Sub-Advisory Agreement dated November 15, 2010 – Transamerica WMC Quality Value (m)
		(6)(6)(iii)	Amendment to Investment Sub-Advisory Agreement dated March 22, 2011 – Transamerica WMC Diversified Equity (o)
		(6)(6)(iv)	Amendment to Investment Sub-Advisory Agreement dated February 10, 2012
(to be filed by amendment)

	(7)(1)	Underwriting Agreement (f)
		(7)(1)(i)	Amended Schedule I dated March 1, 2011 (n)
		(7)(1)(ii)	Amended Schedule I dated May 1, 2011 (o)
		(7)(1)(iii)	Amended Schedule I dated August 31, 2011 (p)
		(7)(1)(iv)	Amended Schedule I dated September 30, 2011 (q)
		(7)(1)(v)	Amended Schedule I dated October 31, 2011 (r)
		(7)(1)(vie)	Amended Schedule I dated February 10, 2012
(to be filed by amendment)

	(7)(2)	Dealer’s Sales Agreement (i)
	(7)(3)	Service Agreement (b)
	(7)(4)	Wholesaler’s Agreement (a)

(8) Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010 (j)

(9) Custody Agreement dated January 1, 2011(o)

(10)(1) Amended and Restated Plan of Distribution under Rule 12b-1 (f)
		(10)(1)(i)	Amended Schedule A dated March 1, 2011 (n)
		(10)(1)(ii)	Amended Schedule A dated May 1, 2011(o)
		(10)(1)(iii)	Amended Schedule A dated August 31, 2011(p)
		(10)(1)(iv)	Amended Schedule A dated September 30, 2011(q)
		(10)(1)(v)	Amended Schedule A dated October 31, 2011(r)
		(10)(1)(vi)	Amended Schedule A dated February 10, 2012 (to be filed by amendment)
(10)(2) Amended and Restated Plan for Multiple Classes of Shares dated as of November 30, 2009 (l)
		(10)(2)(i)	Amended Schedule A dated March 1, 2011 (n)
		(10)(2)(ii)	Amended Schedule A dated May 1, 2011(o)
		(10)(2)(iii)	Amended Schedule A dated August 31, 2011(p)
		(10)(2)(iv)	Amended Schedule A dated September 30, 2011(q)
		(10)(2)(v)	Amended Schedule A dated October 31, 2011(r)
		(10)(1)(vi)	Amended Schedule A dated February 10, 2012 (to be filed by amendment)

(11)	Opinion and consent of counsel as to the legality of the securities being registered (filed herein)

(12)	Form of opinion of counsel and consent as to tax matters (filed herein)

(13)(1)	Transfer Agency Agreement (p)
(13)(2)	Administrative Services Agreement dated July 15, 2010 (l)
		(13)(2)(i)	Amended Schedule A dated March 1, 2011 (n)
		(13)(2)(ii)	Amended Schedule A dated May 1, 2011(o)

		(13)(2)(iii)	Amended Schedule A dated August 31, 2011(p)
		(13)(2)(iv)	Amended Schedule A dated October 31, 2011(r)
		(13)(2)(v)	Amended Schedule A dated February 10, 2012 (to be filed by amendment)
(13)(3)	Expense Limitation Agreement dated March 1, 2011(q)
		(13)(3)(i)	Amended Schedules A and B dated March 1, 2011(n)
		(13)(3)(ii)	Amended Schedules A and B dated May 1, 2011(o)
		(13)(3)(iii)	Amended Schedules A and B dated August 31, 2011(p)
		(13)(3)(iv)	Amended Schedules A and B dated October 31, 2011(r)
		(13)(3)(v)	Amended Schedule A and B dated February 10, 2012 (to be filed by amendment)

(14)	Consent of Independent Registered Certified Public Accounting Firm (to be filed by amendment)

(15)	Not applicable

(16)	Powers of Attorney (s)

(17)(1)	Code of Ethics
(17)(1)(i) Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc. (f)
(17)(1) (ii) Code of Ethics -Morgan Stanley Investment Management Inc. (c)
(17)(1) (iii) Code of Ethics-Wellington Management Company, LLP (o)
(17)(2)	(i)	Prospectus dated March 1, 2011, as supplemented March 22, 2011, as supplemented through October 14, 2011 (filed herein)
	(ii)	Prospectus dated March 1, 2011, as supplemented March 22, 2011, as supplemented through October 14, 2011 (filed herein)
	(iii)	Statement of Additional Information dated March 1, 2011, as amended and restated October 31, 2011(filed herein)
	(iv)	Annual Reports to Shareholders for the year ended October 31, 2010 (filed herein)
	(v)	Semi-Annual Reports to Shareholders for the period ended April 30, 2011 (filed herein)

All exhibits filed previously are herein incorporated by reference

(a)	Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 033-02659).
(b)	Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 033-02659).
(c)	Filed previously with Post-Effective Amendment No. 77 to Registration Statement on March 1, 2006 (File No. 033-02659).
(d)	Filed previously with Post-Effective Amendment No. 83 to Registration Statement on December 21, 2006 (File No. 033-02659).
(e)	Filed previously with Post-Effective Amendment No. 85 to Registration Statement on March 1, 2007 (File No. 033-02659).
(f)	Filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (File No. 033-02659).
(g)	Filed previously with Post-Effective Amendment No. 93 to Registration Statement on September 15, 2008 (File No. 033-02659).
(h)	Filed previously with Post-Effective Amendment No. 105 to Registration Statement on November 13, 2009 (File No. 033-02659).
(i)	Filed previously with Post-Effective Amendment No. 106 to Registration Statement on November 30, 2009 (File No. 033-02659).
(j)	Filed previously with Post-Effective Amendment No. 108 to Registration Statement on February 26, 2010 (File No. 033-02659).
(k)	Filed previously with Post-Effective Amendment No. 109 to Registration Statement on June 4, 2010 (File No. 033-02659).
(l)	Filed previously with Post-Effective Amendment No. 113 to Registration Statement on September 30, 2010 (File No. 033-02659).
(m)	Filed previously with Post-Effective Amendment No. 115 to Registration Statement on November 15, 2010 (File No. 033-02659).

(n)	Filed previously with Post-Effective Amendment No. 122 to Registration Statement on February 28, 2011 (File No. 033-02659).
(o)	Filed previously with Post-Effective Amendment No. 126 to Registration Statement on April 29, 2011 (File No. 033-02659).
(p)	Filed previously with Post-Effective Amendment No. 131 to Registration Statement on August 30, 2011 (File No. 033-02659).
(q)	Filed previously with Post-Effective Amendment No. 133 to Registration Statement on September 29, 2011 (File No. 033-02659).
(r)	Filed previously with Post-Effective Amendment No. 135 to Registration Statement on October 28, 2011 (File No. 033-02659).
(s)	Filed with Part C to the Registration Statement on Form N-14 on November 16, 2010.

Item 17. Undertakings

1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”) , the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned registrant undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 14th day of November, 2011.

TRANSAMERICA FUNDS

By:	/s/ John K. Carter
John K. Carter
President and Chief Executive Officer

/s/ John K. Carter	Chairperson, Trustee, President and	November 14, 2011
John K. Carter	Chief Executive Officer

/s/ Sandra N. Bane	Trustee	November 14, 2011
Sandra N. Bane*

/s/ Leo J. Hill	Trustee	November 14, 2011
Leo J. Hill*

/s/ David W. Jennings	Trustee	November 14, 2011
David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	November 14, 2011
Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	November 14, 2011
Eugene M. Mannella*

/s/ Norman R. Nielsen	Trustee	November 14, 2011
Norman R. Nielsen*

/s/ Joyce G. Norden	Trustee	November 14, 2011
Joyce G. Norden*

/s/ Patricia Sawyer	Trustee	November 14, 2011
Patricia Sawyer*

/s/ John W. Waechter	Trustee	November 14, 2011
John W. Waechter*

/s/ Robert A. DeVault, Jr.	Vice President, Treasurer and	November 14, 2011
Robert A. DeVault, Jr.	Principal Financial Officer

* By: /s/ Dennis P. Gallagher		November 14, 2011
Dennis P. Gallagher**

**	Attorney-in-fact pursuant to powers of attorney previously filed.

Exhibits Filed With

Form N-14

Transamerica Funds

EXHIBIT INDEX

Exhibit Number             Description of Exhibit

(11)	Opinion of counsel as to the Legality of the Securities

(12)	Form of Opinion and Consent as to Tax Matters

(17)(2)(i)	Prospectus dated March 1, 2011, as supplemented March 22, 2011, as supplemented through October 14, 2011

(17(2)(ii)	Prospectus dated March 1, 2011, as supplemented March 22, 2011, as supplemented through October 14, 2011

(17)(2)(iii)	Statement of Additional Information dated March 1, 2011, as amended and restated October, 31 2011

(17)(2)(iv)	Annual Report to Shareholders for the year ended October 31, 2010

(17)(2)(v)	Semi-Annual Report to Shareholders for the period ended April 30, 2011